                                  SCHEDULE 14C
                                 (Rule 14c-101)

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement     [ ] Confidential, For Use of
                                               the Commission Only (as permitted
                                               by Rule 14c-5(d)(2))

[X]  Definitive Information Statement



                               DELTA MUTUAL, INC.
                (Name of Registrant as Specified in Its Charter)



      Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required

      [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and
0-11.

      (1) Title of each class of securities to which transaction applies:   n/a

      (2) Aggregate number of securities to which transaction applies:      n/a

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which
          the filing fee is calculated and state how it was determined):    n/a

      (4) Proposed maximum aggregate value of transaction:                  n/a

      (5) Total fee paid:                                                   n/a

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provide by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:                                           n/a

      (2) Form, Schedule or Registration Statement No.:                     n/a

      (3) Filing Party:                                                     n/a

      (4) Date Filed:                                                       n/a



                         To be mailed December 13, 2001

                               DELTA MUTUAL, INC.
                     1730 Rhode Island Ave., N.W., Suite 812
                             Washington, D.C. 20036
                                 (202) 408-1155

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 24, 2001

To the Stockholders of Delta Mutual, Inc.:

         NOTICE IS HEREBY GIVEN THAT a special meeting of the Stockholders of Delta Mutual, Inc., a Delaware corporation (hereinafter the "Company" or "Delta"), will be held at 1730 Rhode Island Avenue, N.W., suite 812, on December 24, 2001, at 10:00 o'clock a.m. local time, for the following purposes:

1. To consider and act upon a proposal to amend the Company's Certificate of Incorporation, such amendment to be subject to consummation of the Company's acquisition of substantially all the assets of Enterprises Solutions, Inc.:

            (a) changing the Company's name to "Trusted Authentication Devices, Inc.";

            (b) increasing its authorized common stock from 20,000,000 to 100,000,000 shares, par value $0.0001 per share;

            (c) authorizing the issuance of 5,000,000 shares of Preferred Stock, par value $0.0001;

2. To approve the Company's 2001 Employee Stock Option Plan (the "2001 Option Plan") and reserve up to 2,000,000 shares of Common Stock for issuance thereunder;

3. To elect Kenneth A. Martin, Sailor H. Mohler, and Phillip Chung to serve as directors on the Company's Board of Directors, until the next annual meeting or until their resignations are tendered and duly accepted by the Company; and

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on December 3, 2001, as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

         Shares of common stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         All stockholders are cordially invited to attend the meeting.

                                     By Order of the Board of Directors,

                                          Kenneth A. Martin, President



December 13, 2001
Washington, DC

                               DELTA MUTUAL, INC.

         1730 Rhode Island Avenue, N.W., Suite 812, Washington, DC 20036

                              INFORMATION STATEMENT

                Special Meeting of Stockholders December 24, 2001

         This Information Statement is being furnished by Delta Mutual, Inc., a Delaware corporation ("Delta" or the "Company"), to holders of its common stock of record December 3, 2001 (the "Record Date") in connection with a Special Meeting of Stockholders (the "Special Meeting") to be held at 1730 Rhode Island Avenue, N.W., Suite 812, Washington, DC, on Monday, December 24, 2001, at
10:00 A.M. (local time), and any adjournment or postponement thereof.

         At such meeting, stockholders will consider and act upon proposals (1) to amend the Company's Certificate of Incorporation to (a) change its name to "Trusted Authentication Devices, Inc.", (b) increase the number of authorized Common Stock of the Company from 20,000,000 to 100,000,000 shares, and (c) authorize the Company to issue up to 5,000,000 shares of Preferred Stock, par value $0.0001; (2) to approve the Company's 2001 Employee Stock Option Plan (the "Stock Option Plan"); and (3) to elect Kenneth A. Martin, Sailor H. Mohler, and Phillip Chung as directors of the Company until the next annual meeting or until their resignations are tendered and duly accepted by the Company. Amendment of the Company's Certificate of Incorporation would be conditioned on consummation of the acquisition of substantially all the assets of Enterprises Solutions, Inc. ("Enterprises") pursuant to the Agreement of Sale between the Company and Enterprises.

         The amendments to the Company's Articles of Incorporation (the "Certificate of Amendment"), the 2001 Stock Option Plan, and the proposed election of Kenneth A. Martin, Sailor H. Mohler, and Phillip Chung as directors of the Company are more fully described below, and copies of Certificate of Amendment and Stock Option Plan are attached as Appendices "A" and "B". Stockholders of the Company should consider carefully the matters discussed in this Information Statement before casting their vote.

         You are entitled to vote at the meeting if you owned shares of Delta's common stock as of the close of business on December 3, 2001 (the "Record Date"). You will be entitled to cast one vote for each share of common stock that you owned as of that time. As of that date, we had 557,000 shares of common stock outstanding.

         Stockholders who own in excess of 50% of the Company's outstanding shares have advised us that they intend to vote in favor of each of the items set forth above. It is anticipated, therefore, that the proposals will be approved.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         You should rely only on the information or representations provided in or referred to in this Information Statement. Delta has not authorized anyone else to provide you with information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the cover page of this document.


                    Mailed to Stockholders December 13, 2001.

                                TABLE OF CONTENTS
                                -----------------



INFORMATION STATEMENT                                                        1
BACKGROUND TO THE MEETING                                                    3
         Agreement to Acquire Assets of Enterprises Solutions, Inc.          3
         Unrelated Matters to Be Considered                                  4
         Annual Report; Financial Information                                4
MATTERS TO BE VOTED ON                                                       4
         Amendment of Certificate of Incorporation                           4
                  Change of the Company's Name                               4
                  Increase in Authorized Shares                              4
                  Authorization of Preferred Stock                           5
         Stock Option Plan                                                   5
         Election of Directors                                               7
VOTING SECURITIES AND PRINCIPAL HOLDERS                                      8
         Section 16(a) Beneficial Ownership Reporting Compliance             9
         Change of Control in 2001                                           9
DIRECTORS AND EXECUTIVE OFFICERS                                            10
         Compensation of Directors and Executive Officers                   10
         Employment Agreements                                              10
         Certain Relationships and Related Transactions                     11
         Meetings and Committees of the Board of Directors                  11
INDEPENDENT PUBLIC ACCOUNTANTS                                              12
         Audit Fees                                                         12
THE MEETING                                                                 12
         Shares Entitled to Vote                                            12
         Voting Procedures                                                  12
         Dissenters' or Appraisal Rights                                    12
         Costs                                                              12
FINANCIAL INFORMATION                                                       12
         Incorporated by Reference                                          12
APPENDICES
         Proposed Certificate of Amendment                                   A
         Proposed 2001 Employee Stock Option Plan                            B
         Form 10-KSB for year ended December 31, 2000                        C
         Form 10-QSB for period ending September 30, 2001                    D

                            BACKGROUND TO THE MEETING

Agreement to Acquire Assets of Enterprises Solutions, Inc.

         In May 2000, we entered into an Agreement of Sale pursuant to which Delta would acquire substantially all the assets of Enterprises Solutions, Inc. ("Enterprises") in exchange for approximately 11,068,307 shares of Delta's common stock. The principal asset being acquired is Enterprises' Internet security business. We believe such acquisition will provide Delta with an operating business in an industry with potential for growth, which would be in the best interests of Delta's stockholders.

         Enterprises, whose executive offices are located in Braintree, Massachusetts, is a development stage company organized to produce devices and software for computer security. While it has had no sales to date, it has developed three products which it believes are ready for market. One is a PC accessory consisting of a small keypad with card-swipe which generates its own encryption key and identification signal, permitting it to send protected data over open systems such as the Internet. Enterprises has also developed software which encrypts the transmission and affords the receiver the means by which to ensure the data has not been altered en route. Enterprises' keypads cannot operate without supporting software. One version of its keypad accessory has a fixed Global Positioning Satellite chip that transmits the keypad's longitude and latitude, as well as the transaction's date and time. Enterprises has also developed a complementary computer platform device with a designed-in computer and network security function utilizing a standard Intel-based architecture. There have been no sales of any of such products, and there can be no assurance that they will operate as envisioned or attain commercial success.

         We are not seeking approval of Delta's stockholders for this transaction. Under Delaware law, stockholder approval is not required for the issuance of stock, including the issuance of stock in a transaction such as that with Enterprises.

         To better reflect the business in which Delta proposes to engage following the acquisition, Delta's board of directors has recommended that its name be changed to "Trusted Authentication Devices, Inc.". It also determined that an increase in its authorized common stock from 20,000,000 to 100,000,000 shares would be desirable for possible future financings, for compensation and inducements, and for possible acquisitions. Such actions require an amendment of Delta's Certificate of Incorporation, which is on the agenda for this meeting.

         Under the Agreement of Sale, we will be issuing 11,068,307 shares of common stock to Enterprises in exchange for its assets. A portion of such shares will be held in escrow for a period of 90 days after the closing, and will be returned to Delta to the extent Enterprises' liabilities exceed its retained assets. After the transaction, Enterprises' will own approximately 95% of Delta's outstanding shares, and Delta's stockholders will own approximately 5%. As part of the Agreement of Sale, Enterprises is required to dissolve and liquidate following the sale of its assets to Delta, at which time its shares of Delta stock not previously distributed will be distributed to its stockholders.

         Among the assets to be acquired is a promissory note of Enterprises' former CEO, John Solomon, for $750,000 advanced to Mr. Solomon in connection with his employment. In November 2001, Delta borrowed $250,000 from Rosanne Solomon, Mr. Solomon's widow. Such note is payable on or before December 31, 2002, with interest at 10%. Delta and Mrs. Solomon both have the right to apply the balance due on such note to acquire Mr. Solomon's $750,000 note in the event the acquisition is consummated and Delta becomes the holder of Mr. Solomon's note. In effect, at any time before December 31, 2002, either party may cancel Delta's indebtedness to Mrs. Solomon in exchange for cancellation of Mr. Solomon's indebtedness to Enterprises. Delta's management is advised that there were not sufficient funds in Mr. Solomon's estate to pay off such note directly. Mrs. Solomon also has the right to convert the outstanding balance of such note into shares of Delta's common stock at the then current market price.

         Subsequent to the Agreement of Sale, Delta has agreed to guarantee payment of Enterprises' legal and accounting fees incurred in connection with the transaction, subject to such transaction being consummated.

         We have filed with the Securities and Exchange Commission a Registration Statement for the shares of Delta stock to be issued to Enterprises in exchange for its assets. The Registration Statement contains additional information about Enterprises and the proposed transaction. If you would like a copy of the Registration Statement, you may call us at (202) 408-1155, and we will provide you one without charge.

Unrelated Matters to Be Considered

         In anticipation of the Special Meeting to consider the amendment of Delta's charter, we determined it would be appropriate to consider providing for an employee stock option plan. We believe that a stock option plan will assist us in attracting and retaining qualified executives.

         We also determined it would be appropriate to elect directors at this meeting, for which purpose the Board has renominated its current board members.

Annual Report; Financial Information

         A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, is attached as Appendix C. A copy of its Quarterly Report on Form 10-QSB is attached as Appendix D. These reports include financial information for the year ended December 31, 2000 and for the nine months ended September 30, 2001.

                             MATTERS TO BE VOTED ON

Amendment of Certificate of Incorporation

         Subject to consummation of the Company's acquisition of substantially all Enterprises' assets, the Board of Directors proposes to amend Delta's Certificate of Incorporation to (a) change the Company's name to "Trusted Authentication Devices, Inc.", (b) increase the Company's authorized common stock from 20,000,000 shares to 100,000,000 shares, and (c) authorize the Company to issue up to 5,000,000 shares of Preferred Stock. If for any reason the acquisition of Enterprises' assets fails to take place, the Certificate of Amendment will not be filed.

         Change of the Company's Name

         The proposed amendment to the Company's Certificate of Incorporation includes a provision changing the Company's name from Delta Mutual, Inc. to "Trusted Authentication Devices, Inc.". We believe this change of name is desirable in light of the business which Delta is acquiring from Enterprises.

         Increase in Authorized Shares

         We presently have 557,000 shares outstanding, and will be issuing up to 11,068,307 shares to Enterprises in exchange for its assets. In connection with such acquisition, we will be assuming Enterprises' obligations under various outstanding options and warrants and a convertible note which, in the event they were all exercised and converted, would require us to issue an additional 5,929,199 shares.

         Such options, warrants, and conversion rights are exercisable at prices ranging from $0.667 to $7.50 per share, for periods expiring between February 2002 and August 2006. They include a note of Enterprises due in September 2001 which would be convertible into approximately 44,271 shares of Delta's common stock following the transaction, warrants to purchase 2,000,000 shares which expire in August 2006, warrants to purchase 253,520 shares which expire in April 2003, warrants to purchase 2,281,680 shares which expire in June 2003, warrants to purchase 405,632 shares which expire in December 2003, options to purchase 47,535 shares which expire in February 2002; options to purchase 12,676 shares which expire in August 2002; options to purchase 126,760 shares which expire in December 2002; options to purchase 31,690 shares which expire in March 2003; options to purchase 76,056 shares which expire in April 2002; options to purchase 31,690 shares which expire in May 2002, and options to purchase 126,760 shares in March 2003. Of these, the options to purchase 126,760 expiring in March 2003 are held by the estate of Enterprises' former President and C.E.O., John Solomon, and are exercisable at $6.25 per share. An additional 2,000,000 shares would be reserved for employee options in the event the 2001 Employee Stock Option Plan is approved.

          At present, only 20,000,000 shares authorized. Unless the number of authorized shares is increased, the Company would have fewer than 300,000 shares available for issuance in connection with additional financings, acquisitions, employee options, and other corporate purposes. Accordingly, we are proposing that the Company's authorized stock be increased to 100,000,000 shares, par value $.0001 per share. The Board of Directors recommends the proposed increase to insure that a sufficient number of authorized and unissued shares are available (i) to raise additional capital for the Company's operations, (ii) to make options and shares available for employees, future non-employee directors, and consultants as an incentive for services to the Company, and (iii) for issuance in connection with possible acquisitions of other companies.

          We do not presently have any specific plans or arrangements relating to the issuance of any of the shares proposed to be authorized. Such shares would be available for issuance by the Board of Directors without further action by the stockholders. Although shares may be issued only for consideration deemed adequate under Delaware law, issuance could have a dilutive effect on existing stockholders, reducing the percentage of Delta's outstanding shares represented by those held by such existing stockholders. Neither the presently authorized shares nor the additional shares that would be authorized by the proposed amendment have preemptive rights.

         Authorization of Preferred Stock

         We believe that the ability to issue preferred stock could be useful in connection with some kinds of venture capital financing, acquisitions, and other corporate transactions. We are therefore proposing that the Company's Certificate of Incorporation be amended to authorize the issuance of up to 5,000,000 shares of Preferred Stock, par value $.0001 per share.

         Under the proposed amendment, the Board of Directors would be authorized issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. By way of illustration, special rights and preferences may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board may determine. The Board has no present intentions or plans relating to the issuance of preferred stock.

         The Board of Directors recommends that the stockholders vote in favor of the amendment to the Company's Certificate of Incorporation described above.

Stock Option Plan

         By a unanimous consent dated November 26, 2001, the Board of Directors approved a stock option plan to be known as the 2001 Employee Stock Option Plan. This plan (sometimes the "plan") would provide for options to purchase up to 2,000,000 shares of the Company's common stock, which options would be available for grant to key employees and others deemed deserving by the Board of Directors. The Board has recommended that the Stock Option Plan be approved by our stockholders.

         The primary purposes of the Stock Option Plan are to provide a means of rewarding deserving employees in a way which provides an incentive for such employees to assist the Company's growth and success, and to assist us in attracting and retaining qualified personnel.

         Persons eligible to receive awards under the plan would include key employees of the Company and its subsidiaries and non-employee directors of the Company and its subsidiaries, as determined by the Board or a committee established by the Board for such purpose. The plan would authorize the Board to grant, over a 10 year period, options to purchase up to 2,000,000 shares of the Company's common stock. If any option expires or is terminated prior to termination of the Stock Option Plan, any shares subject to such option, to the extent it had not been exercised, would be available for the grant of new options under the plan. Any shares used as full or partial payment by an optionee upon exercise of an option also may subsequently be used by the Company to satisfy other options granted under the plan. The Stock Option Plan provides that the purchase price per share may not be less than 100% of the fair market value of the common stock at the time of grant. The purchase price would be payable in cash or common stock of the Company held for at least six months and with a market value equivalent to that of the shares being acquired or, in the discretion of the Board (or a committee), any combination of these.

         Options granted under the Plan could be in the form of options which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code (the "Code") or "non-qualified options" (options which do not meet the criteria for "incentive stock options" under Section 422). The tax treatment of incentive stock options is generally more favorable to employees than the treatment afforded non-qualified stock options. Generally, the exercise of an incentive stock option does not require the optionee to recognize income for federal income tax purposes. (The difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of purchase is, however, an item of tax preference which may require payment of an alternative minimum tax.) On sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant or within one year from the date of exercise), any gain would be taxed to the optionee as long-term capital gain. In contrast, when an optionee exercises a non-qualified option, he or she recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise would generally be treated as capital gain or loss. No deduction is usually available to the employer corporation upon the grant or exercise of an incentive stock option (although a deduction may be available if the optionee sells the shares so acquired before the applicable holding period expires). By contrast, when a non-qualified stock option is exercised, the employer corporation is entitled to a deduction in an amount equal to the income recognized by the employee, subject to certain limitations imposed by the Code in the case of highly compensated employees.

         Options granted under the Stock Option Plan will generally be transferable only by will or by the laws of descent and distribution, and they may be exercised during the lifetime of the optionee only by the optionee or by his legal representative in the event of his disability. In its sole discretion, however, the Board may permit an optionee to make certain transfers of non-qualified stock options, provided that the transfers are to "family members" and are not for value, as defined in the General Instructions to Form S-8 under the Securities Act of 1933.

         The Stock Option Plan would be administered by the Board of Directors or a committee appointed by the Board from those of its members who are "non-employees" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Board of Directors intends to appoint Sailor H. Mohler and Phillip Chung as members of a committee for the award of options under the plan. Under the Stock Option Plan, the Board of Directors, or the committee if one is appointed, would have full authority to determine the persons to whom options are granted and the number and purchase price of the shares represented by each option, the time or times at which the options may be exercised, and the terms and provisions of each option, which need not be the same for all options.

         The term of each option would not be more than 10 years from the date of grant, and options would be exercisable only during the continuance of the participant's employment with the Company or one of its subsidiaries. To the extent otherwise exercisable on such date, the plan permits an outstanding option to be exercised after termination of employment (i) within one year by the estate or rightful heir(s) of the optionee if the optionee's employment is terminated due to the optionee's death; (ii) within one year after the date of such termination if the termination is due to the optionee's disability (as defined in the plan); or (iii) within three months after the date of such termination if the termination was due to the optionee's retirement (as defined in the plan) or was for reasons other than death or disability and other than "for cause" (as defined in the plan). In no event would an option be exercisable after termination of its original term. Upon termination of an optionee's employment "for cause", any unexercised options held by the optionee would be forfeited. Unexercised options will terminate in the event of the Company's dissolution, liquidation, or sale of all or substantially all of its assets. In the event of the Company's merger with another corporation, the option would be assumed or an equivalent option substituted by the successor corporation or, if such successor corporation does not agree to assume the option or substitute an equivalent option, the Board can provide for the option holder to have the right to exercise the option as to all of the optioned shares, including shares as to which the option would not otherwise be exercisable.

         The number of shares subject to options and the option prices will be appropriately adjusted in the event of changes in the Company's outstanding common stock by reason of stock dividends, recapitalizations, mergers, consolidations, stock splits, combinations of shares, and the like. The Board of Directors may at any time terminate or modify the Stock Option Plan, except that it may not make any changes to the plan which would materially increase the number of shares that may be issued, or materially modify the eligibility requirements for participation in the plan without approval of the stockholders.

Election of Directors

         At the Special Meeting, the stockholders will elect three directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Special Meeting, the Board of Directors may designate a substitute nominee for election by the Company's stockholders to fill such vacancy, or the size of the Board may be reduced in accordance with the By-Laws of the Company. We have no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

                  Name          Age       Office
                  ----          ---       ------
         Kenneth A. Martin       46       President, C.E.O., and Director
         Phillip Chung           39       Secretary and Director
         Sailor H. Mohler        58       Director

         The following information about such directors has been furnished to us by the respective nominees.

         Kenneth A. Martin has been a director and President since acquiring a controlling interest in the Company in April 2001. He is a principal in the law firm of Martin & Adams, PLLC, Washington, D.C., which he founded in March 2000; from January 1997 to February 2000, he was a principal in the firm of Martin & Rylander. From 1990 to 1997, Mr. Martin was a partner in the firm of Riley & Artabane, in Washington, D.C. From 1980 to 1987, he served in the U.S. Air Force as a contracting officer, attaining the rank of Captain. While in the Air Force, he held a top secret security clearance and was responsible for the acquisition of sophisticated information technology and electronic systems for the Department of Defense and civilian agencies of the federal government. A practicing attorney since 1987, Mr. Martin's practice focuses on corporate law, public contract law, federal regulatory compliance, intellectual property, and commercial and criminal litigation.

         Phillip Chung has been a director of the Company since April 2001. Mr. Chung is a practicing attorney and principal of the law firm of Chung Press P.C., McLean, Virginia, which he founded in 1993. A practicing attorney since 1991, Mr. Chung's legal practice focuses on commercial law and commercial litigation.

         Sailor H. Mohler has been a director of the Company since April 2001. Mr. Mohler is currently a principal and chief technology officer of Sonomedica, LLC., a medical services firm in Vienna, Virginia, which he founded in 1999. From 1992 to 1997, he was president and a director of Transmedica, another medical firm in Vienna, Virginia. From 1983 to 1992, he served as an engineer for SWL, Inc., a defense contractor in Vienna, Virginia. Mr. Mohler has over 20 years of research, development, testing, and engineering experience in areas related to electronics systems, and is responsible for the granting of a number of patents.

         Although it does not have a nominating committee, and there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders. Any such nominations should be addressed to Kenneth A. Martin at the Company's address set forth above.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         The following table sets forth information concerning the common stock held (i) by each person who, as of the close of business on November 8, 2001, holds of record or is known by Delta to hold beneficially or of record, more than 5% of Company Common Stock, and (ii) by each director, and by all directors and executive officers as a group. All shares are owned beneficially and of record.


                                                       Shares Owned
                                                       Beneficially       Percent of
                  Name                                 And of Record       Class(1)
                  ----                                 -------------      -----------
         Kelcon, Inc.                                  450,000                80.8%
         1730 Rhode Island Ave. (ste. 812)
         Suite 812
         Washington, DC 20036

         Kenneth A. Martin (2)                         450,000                80.8%
         1730 Rhode Island Ave. (ste. 812)
         Washington, DC 20036

         Michael J. Marshall (3)                       100,000                18.0%
         Swafham Prior House
         Cambridge CB5 OLD
         England

         All officers and directors
         as a group (3 persons)                        450,000                80.8%


         (1) Based on 557,000 shares issued and outstanding as of the date of this Information Statement. Beneficial ownership as reported in the table includes (a) shares as to which a person possesses sole or shared voting and/or investment power and
                  (b) shares which may be acquired within 60 days upon the exercise of outstanding options and warrants.

         (2) All such shares are owned of record by Kelcon, Inc., a Delaware corporation owned by Mr. Martin. Mr Martin's law firm, Martin & Adams, PLLC, owns 100,000 shares of Enterprises, on account of which it is expected that such firm will receive 126,760 shares of the Company's stock issued in exchange for Enterprises' assets.

         (3) In connection with a $375,000 loan to Kelcon, Inc., Mr. Marshall has the right to convert $100,000 of the principal amount of his loan into 100,000 shares of the Delta common stock owned by Kelcon.

         Upon consummation of Delta's purchase of Enterprises' assets, Enterprises will own 11,068,307 shares or 95.2% of Delta's outstanding shares, and the 450,000 shares owned by Kelcon, Inc. will constitute only 3.9% of Delta's outstanding shares.

         In connection with Delta's acquisition of Enterprises' assets, we have agreed to assume Enterprises' obligations to Enterprises' former chief executive officer, John A. Solomon, under its settlement of Mr. Solomon's employment contract prior to his death in October 2001. As part of that settlement, Mr. Solomon's estate will receive a five year warrant to purchase 2,535,200 shares of Delta's common stock at a price of $.7889 per share. Upon exercise of such warrant(s), his estate would own 3,200,690 shares or 22.6% of Delta's outstanding stock. Mr. Solomon also owned options to purchase 100,000 shares of Enterprises' common stock at a price of $6.25 per share, which are being assumed by Delta in connection with the transaction with Enterprises.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(A) of the Securities Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class or our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Such persons are required by regulations under the Securities Exchange Act to furnish us with copies of all such forms filed by them. To the best of our knowledge, James E. Platek, Bonnie C. Cunningham, and Robert Franz each failed to file a Form 3 when due. Mr. Platek and Ms. Cunningham, who were then directors and 10% stockholders, were required to file Form 3s by July 2000; instead they reported the information required by Form 3 on Form 5, which forms were timely filed in February 2001. Mr. Franz, a director at the time who was required to file a Form 3 by August 31, 2000, reported the information required by Form 3 on Form 5 on February 21, 2001.

         Sailor H. Mohler and Philip Chung, who became directors April 19, 2001, were required to file Form 3's by April 29, 2001. To the best of our knowledge, such Forms have yet to be filed.

Change of Control in 2001

         In April 2001, Kelcon, Inc., a Delaware corporation ("Kelcon"), acquired 450,000 shares of Delta's common stock from James E. Platek and Bonnie
J. Cunningham, two directors of the Company, for $450,000. As a result of this transaction, Kelcon owns 80.8% of Delta's outstanding stock. Kelcon is owned by Kenneth A. Martin, who is now the Company's president. The $450,000 purchase price paid by Kelcon was supplied by a $75,000 equity investment by Mr. Martin and a $375,000 loan from Michael J. Marshall, an overseas investor who had previously invested in Enterprises. Mr. Marshall's loan was due October 31, 2001, with interest at 20% per year, but has not yet been repaid. Mr. Marshall has the right to convert $100,000 of the loan into 100,000 shares of the Company's common stock held by Kelcon. In connection with the sale of Mr. Platek's and Ms. Cunningham's shares to Kelcon, they appointed Mr. Martin to the Board and they and Robert Franz resigned as directors. Thereafter, Mr. Martin appointed Sailor H. Mohler and Phillip Chung as directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

         Our directors and officers are currently as follows:

                  Name           Age       Title
                  ----           ---       -----
         Kenneth A. Martin       46        President, C.E.O. and Director

         Phillip Chung           39        Secretary, Director

         Sailor H. Mohler        58        Director

         For brief descriptions of the recent employment and business experience of Delta's officers and directors, see "Election of Directors". There are no family relationships between any of Delta's executive officers and/or directors.

         It is contemplated that following the acquisition Enterprises' assets, new or additional directors will be appointed to the Board, but no decision has yet been made as to who such directors will be.

         It is contemplated that Alfred Saker will serve as Secretary/Treasurer following the acquisition of Enterprises' assets. Mr. Saker has served as Enterprises' Secretary/Treasurer since June 2000, during which period he also served as a member of Enterprises' board of directors. From 1998 to 2000, he was self employed, starting a restaurant with a partner who bought Mr. Saker's interest when he joined Enterprises. From 1996 to 1998, he was finance manager for International Shipholding Corporation, a marine transportation company, and from 1993 to 1996, he served as treasurer for American Heavy Lift Shipping Company, an owner/operator of oil tankers in New Orleans, Louisiana. From 1990 to 1993, Mr. Saker was controller for BP Oil Company.

         Delta's directors are elected by the stockholders and hold office until their successors are elected and qualified. Vacancies in Delta's Board are filed by the Board itself. Officers are appointed by Delta's Board of Directors, and serve at the discretion of the Board.

         Until completion of the transaction with Enterprises, our officers are devoting their time to the Company on an "as needed" basis.

Compensation of Directors and Executive Officers

         None of Delta's officers or directors has received any compensation for services since the Company's inception. Current management continues to act without compensation, and has agreed to continue doing so until after the acquisition of Enterprises' assets.

         Delta does not compensate members of its board for their service as directors, either on an annual basis or for attendance at meetings. We do intend to reimburse our officers and directors for reasonable expenses incurred during the course of their performance.

Employment Agreements

         We do not have any employment contracts with any of our officers or directors. Such persons are employed on an at-will basis, and the terms and conditions of employment are subject to change. We have entered into a two year employment contract with our president, Mr. Martin, effective as of such time as the Company closes on its acquisition of Enterprises' assets, pursuant to which he will be entitled to a salary of $150,000 the first year and $165,000 the second year following the acquisition. In addition, he will be entitled to a life insurance policy in the amount of $1,000,000, an automobile allowance, and payment of country club dues. Unless terminated after the initial two years, the contract will renew each year with a 20% increase in compensation. In the event of termination due to a change of control, or for any reason other than death or disability, Mr. Martin will be entitled to a severance package at least equal to two years' then current salary. Mr. Martin has agreed to devote such time to the Company's affairs as is required by the board of directors, but subject to his ability to perform his duties to the Company, it is contemplated that he will continue to practice law.

         We have agreed to assume Enterprises' obligations under its contract with Alfred T. Saker, Enterprises' Secretary/Treasurer. Under the terms of such contract, which extends until the end of April 2005, Mr. Saker is entitled to a salary of $83,500 per year. Such contract also provided for the issuance of 24,000 shares of Enterprises' stock, which were issued in February 2001 and will be converted into Delta stock in connection with the Agreement of Sale between Enterprises and Delta.

Certain Relationships and Related Transactions

         Kenneth A. Martin, the Company's president and a member of the Board of Directors who will be nominated for reelection at the Special Meeting of Stockholders, is also the president and sole stockholder of Kelcon, Inc., which currently owns 80.8% of Delta's outstanding stock. Through Kelcon, Mr. Martin negotiated the acquisition of control of Delta. (See "Change of Control in 2001" above.)

         Mr. Martin is also counsel to Enterprises, whose assets are being acquired by Delta. Legal fees paid by Enterprises to Mr. Martin's firm amounted to $298,119 in 2000 and $196,173 in the first 10 months of 2001. In addition, Enterprises issued 100,000 shares of its common stock to Mr. Martin's law firm in February 2001 for legal services. Mr. Martin also owns 4,800 shares directly.

         In November 2001, Delta borrowed $250,000 from Rosanne Solomon, the widow of Enterprises' former CEO. Such note is payable on or before December 31, 2002, with interest at 10%. Mrs. Solomon has the right to convert the outstanding balance of such note into shares of Delta's common stock at the then current market price. She and Delta both have the right to apply the balance due on such note to acquire the $750,000 note made by her late husband in consideration of cash advances by Enterprises. In effect, she has the right to pay off Mr. Solomon's note for $250,000 anytime before December 31, 2002. Delta's management was advised that there were not sufficient funds in Mr. Solomon's estate to pay off such note directly. Mr. Solomon's note is among the assets being acquired by Delta in connection with the acquisition; the effect of the agreement with Mrs. Solomon will be that Delta will be able to write off its indebtedness to Mrs. Solomon in exchange for writing off the $750,000 due from the estate of Mr. Solomon.

Meetings and Committees of the Board of Directors

         With only three members, our Board of Directors does not presently have standing audit, nominating, compensation, or committees performing similar functions. In the future, we may appoint one or more such committees.

         During the fiscal year ended December 31, 2000, our Board of Directors did not hold any meetings, but all members of the Board participated in two actions by unanimous consent.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Wiener Goodman & Co., Eatontown, New Jersey, served as our independent auditors for the year 2000, and there is no present intention to replace that firm as auditors for the year 2001. No relationship exists between Wiener Goodman & Co. and Delta other than that of independent auditor and client.

         Because of the expense involved, we do not expect that a representative of Wiener Goodman & Co. will come to the meeting.

Audit Fees

         For the year 2000, Wiener Goodman & Co.'s fees amounted to $10,329 for audit of the registrant's annual financial statements and reviews of the financial statements included in our Forms 10-QSB. No other services were billed to the Company by Wiener Goodman & Co. in 2000.

                                   THE MEETING

Shares Entitled to Vote

         There are 557,000 shares outstanding, each or which entitles the holder to one vote. Our charter does not provide for cumulative voting.

Voting Procedures

         The presence, in person or by proxy, of the holders of at least a majority of the shares of Enterprises' outstanding common stock is necessary to constitute a quorum for the transaction of business at the meeting.

         If a stockholder abstains from voting on any matter, his or her shares will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

         All votes will be tabulated separately as affirmative and negative votes, abstentions and broker non-votes. Those persons will be elected directors who receive a plurality of the votes cast by persons entitled to vote in such election. Abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter presented at the meeting, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on such matter is required for approval.

Dissenters' or Appraisal Rights

         Under Delaware law, Delta's stockholders do not have any dissenters' or appraisal rights with respect to the approval of the Stock Option Plan or the Certificate of Amendment.

Costs

         The Company will bear the entire cost of preparing, assembling, printing and mailing this Information Statement. Copies of the Information Statement will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of our common stock.

                              FINANCIAL INFORMATION

Incorporated by Reference

         Our Form 10-KSB containing financial statements for the year 2000, and our report on Form 10-QSB for the fiscal quarter ended September 30, 2001 (including Management's Discussion and Analysis of Financial Condition and Results of Operations) are attached as Appendices C and D. These reports are incorporated herein by reference.

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               DELTA MUTUAL, INC.


         Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Delta Mutual, Inc. (the "corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:


         FIRST: That the Board of Directors of the corporation on November 1, 2001, adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of the corporation:

         RESOLVED, that the Board of Directors declares advisable, and recommends to the stockholders for adoption, the following amended First Article to replace, in its entirety, the First Article of the corporation's Certificate of Incorporation:

                  FIRST: The name of the corporation (hereinafter called the "corporation") is Trusted Authentication Devices, Inc.

         RESOLVED, that the Board of Directors declares advisable, and recommends to the stockholders for adoption, the following amended Fourth Article to replace, in its entirety, the Fourth Article of the corporation's Certificate of Incorporation:

                  FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Hundred Five Million (105,000,000), of which One Hundred Million (100,000,000) are Common Stock, having a par value each of One-hundredth of One Cent ($0.0001) per share, and Five Million (5,000,000) are Preferred Stock, having a par value each of One-hundredth of One Cent ($0.0001) per share.

                  Authority is hereby expressly vested in the Board of Directors of the corporation, subject to the provisions of this Fourth Article and to the limitations prescribed by law, to authorize the issue from time to time of one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions adopted by the affirmative vote of a majority of the whole Board of Directors providing for the issue of such series, the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

         (a) The number of shares constituting the series and the designation of such series;

         (b) The dividend rate on the shares of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the corporation's capital stock, and whether such dividends shall be cumulative or non-cumulative;

         (c) Whether the shares of such series shall be subject to redemption by the corporation at the option of either the corporation or the holder or both or upon the happening of a specified event, and, if made subject to any such redemption, the times or events, prices and other terms and conditions of such redemption;

         (d) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

         (e) Whether of not the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of the corporation's capital stock, and, if provision be made for conversion or exchange, the times or events, prices, rates, adjustments, and other terms and conditions of such conversions or exchanges;

         (f) The restrictions, if any, on the issue or reissue of any additional Preferred Stock;

         (g) The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

         (h) The provisions as to voting, optional and/or other special rights and preferences, if any.

                  If upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.


         SECOND: That the amendments were fully approved and adopted by the affirmative vote of the majority of shares present in person at a Special Meeting of Stockholders held on December __, 2001, in accordance with the provisions of Sections 211 and 216 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its President and attested to by its Secretary this ____ day of December, 2001.


                                     Delta Mutual, Inc.



                                     By: ________________________________
                                         President



ATTEST:



----------------------------
Secretary

                                   APPENDIX B


                      TRUSTED AUTHENTICATION DEVICES, INC.

                         2001 EMPLOYEE STOCK OPTION PLAN

1.       Purpose

         The proper execution of the duties and responsibilities of the executives and key employees of Trusted Authentication Devices, Inc. (the "Corporation") is a vital factor in the continued growth and success of the Corporation. Toward this end, it is necessary to attract and retain effective and capable individuals to assume positions that contribute materially to the successful operation of the business of the Corporation. It will benefit the Corporation, therefore, to bind the interests of these persons more closely to its own interests by offering them an attractive opportunity to acquire a proprietary interest in the Corporation and thereby provide them with added incentive to remain in the service of the Corporation and to increase the prosperity, growth, and earnings of the Corporation. This stock option plan is intended to serve these purposes.

2.       Definitions

         The following terms wherever used herein shall have the meanings set forth below.

         "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation.


         "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

         "Committee" shall mean a committee to be appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

         "Common Stock" shall mean the shares of common stock of the Corporation, including both the voting and non-voting classes of stock.

              "Corporation" shall mean Trusted Authentication Devices, Inc. (formerly Delta Mutual, Inc.), a Delaware corporation.

         "Employee" shall mean a common law employee of the Corporation or a Parent or a Subsidiary.

              "Employment" means periods during which an Employee qualifies as an Employee.

              "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of the Common Stock on any date shall be (a) the average on that date of the high and low prices of a share of Common Stock on the principal national securities exchange on which shares of Common Stock of the same class are then trading, or, if shares were not traded on such date, then on the next preceding date on which a trade occurred; or (b) if Common Stock is not traded on a national securities exchange but is quoted on the National Association of Securities Dealers, Inc.

Authorized Quotation System ("NASDAQ") or a successor quotation system, the last reported sale price on such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not traded on a national securities exchange and is not reported on NASDAQ or a successor quotation system, the closing bid price (or average of bid prices) last quoted on such date by an established quotation service for over-the-counter securities; or (d) if Common Stock is not traded on a national securities exchange, is not reported on NASDAQ or a successor quotation system and is not otherwise publicly traded on such date, the fair market value of a share of the same class of Common Stock as established by the Board of Directors or Committee acting in good faith and taking into consideration all factors which it deems appropriate, including, without limitation, the Corporation's net book value and recent sale or offer prices for the Common Stock in private arm's-length transactions. During periods when the Fair Market Value of a share of Common Stock cannot be determined under any of the methods specified in clauses (a), (b) and (c), above, the Board of Directors or Committee shall have the authority to establish the Fair Market Value of the Common Stock as of the beginning of (or periodically during) each fiscal year of the Corporation and to use such value for all transactions occurring thereafter within such fiscal year.

         "Immediate Family Member" shall mean each of (a) the children, step children or grandchildren of the Employee to whom the Option is granted, (b) the spouse or any parent of the Employee to whom the Option is granted, (c) any trust solely for the benefit of any such family members, and (iv) any partnership or other entity in which such family members are the only partners or other equity holders.


         "Incentive Stock Option" shall mean any Option granted pursuant to the Plan that is designated as an Incentive Stock Option and which satisfies the requirements of Section 422(b) of the Code.


         "Nonstatutory Stock Option" shall mean any Option granted pursuant to the Plan that is not an Incentive Stock Option.


         "Option" or "Stock Option" shall mean a right granted pursuant to the Plan to purchase shares of Common Stock, and shall include the terms "Incentive Stock Option" and "Nonstatutory Stock Option".

              "Optionee" shall mean an Employee who is granted an Option under this Plan.

         "Option Agreement" shall mean a written agreement representing Options granted pursuant to the Plan, as contemplated by Section 7 of the Plan.


         "Option Holder" means the Optionee or, if applicable, the person to whom the Optionee's rights under the Option Agreement shall have been validly transferred.

         "Parent" shall mean a "parent company" of the Corporation, whether now or hereafter existing, as defined in Section 424(e) of the Code.


         "Plan" shall mean the Trusted Authentication Devices, Inc. 2001 Employee Stock Option Plan as originally approved by the Board of Directors on November ___, 2001, as embodied in this document, and as the same may be amended from time to time.

         "Share" shall mean a share of the Common Stock of the Corporation that is subject to an Option, as adjusted in accordance with Section 9 of the Plan.


         "Subsidiary" shall mean a "subsidiary corporation" of Corporation or a Parent, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.       Effective Date of the Plan

         The Plan shall become effective upon stockholder approval pursuant to
Section 15 of the Plan, provided that such approval is received before the expiration of one year from the date the Plan is approved by the Board of Directors, and provided further that the Board of Directors may grant Options pursuant to the Plan prior to stockholder approval if such Options by their terms are contingent upon subsequent stockholder approval of the Plan.

4.       Administration

         (a)      Procedure.

                  (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Corporation, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                  (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                  (iii) Administration With Respect to Other Employees. With respect to grants of Options to Employees who are neither directors nor officers of the Corporation, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Nevada corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

         (b) Powers of the Board. Subject to the provisions of the Plan, the Board (or the Committee) shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information the fair market value of the Common Stock in each class; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 7(b) of the Plan; (iv) to determine the regular, full-time Employees to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the rules and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Option Holder) the exercise date of any Option, consistent with the provisions of Section 7 of the Plan; (ix) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option previously granted by the Board or Committee; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board (or the Committee designated by the Board to administer the Plan) shall be final and binding on all Optionees and Option Holders of any Options granted under the Plan.

5.       Participation in the Plan

         (a) Participation in the Plan shall be limited to those Employees (1) who are designated for payroll purposes as full-time, permanent employees of the Corporation and any Parents or Subsidiary and (2) who shall be designated by the Committee and approved by the Board of Directors as participants in the Plan. The Plan shall not confer upon any Optionee any right with respect to continuation of Employment, nor shall it interfere in any way with his or her right or the Corporation's right to terminate his or her employment at any time, with or without cause.

         (b) No member of the Board of Directors who is not also an Employee shall be eligible to participate in the Plan.


6.       Stock Subject to the Plan

         (a) Subject to Section 9 of the Plan, there shall be reserved for the granting of Options pursuant to the Plan and for issuance and sale pursuant to such Options Two Million (2,000,000) Shares of Common Stock, par value $.0001 per share. To determine the number of Shares of either the voting or non-voting class of Common Stock that is available at any time for the granting of Options, there shall be deducted from the total number of reserved shares of that class of Common Stock, the number of shares of that class of Common Stock in respect of which Options have been granted pursuant to the Plan that are still outstanding or have been exercised. The Shares of Common Stock to be issued upon the exercise of Options granted pursuant to the Plan shall be made available from the authorized but unissued shares of Common Stock or reacquired Common Stock. If for any reason Shares of Common Stock as to which an Option has been granted cease to be subject to purchase thereunder, then such Shares of Common Stock again shall (unless the Plan shall have been terminated) be available for issuance pursuant to the exercise of Options pursuant to the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Corporation shall not become available for future grant or sale under the Plan.

         (b) Proceeds from the purchase of shares of Common Stock upon the exercise of Options granted pursuant to the Plan shall be used for the general business purposes of the Corporation.

7.       Terms and Conditions of Options

         (a) Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options and may be for the purchase of either voting or non-voting Common Stock, all as determined by the Board of Directors or Committee at its discretion and as designated in the terms of the Option Agreement. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Corporation) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the prior sentence, Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board of Directors or Committee at the time of the grant, but shall be subject to the following:

                  (i) In the case of an Incentive Stock Option:

                            (A) which is granted to an Employee who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                            (B) which is granted to any other Employee, the per
Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                  (ii) In the case of Nonstatutory Stock Option

                            (A) which is granted to a person who, at the time of
the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant.

                            (B) granted to any other person, the per Share
exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                  For purposes of this Section 7(b), in the event that an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.

                  If the Board of Directors or Committee does not establish a specific exercise price per share at the time of grant, the exercise price per share shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Options.

         (c) Each Option, subject to the other limitations set forth in the Plan, may extend for a period of up to but not exceeding 10 years from the date on which it is granted. The term of each Option shall be determined by the Board of Directors or Committee at the time of grant of the Option and specified in the Option Agreement, provided that if no term is specified by the Board or Committee the term of the Option shall be the maximum term permitted under this Section measured from the date on which it is granted. Notwithstanding anything to the contrary, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, (a) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement, or (b) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement.

         (d) The Board of Directors or Committee may provide in the Option Agreement that the right to exercise each Option for the number of shares subject to each Option shall vest in the Optionee over such period of time as the Board or Committee, in its discretion, shall determine for each Optionee.

         (e) Options shall be nontransferable and nonassignable and may not be sold, pledged, assigned, hypothecated, transferred, or disposed in any manner, except that (1) Options may be transferred by testamentary instrument or by the laws of descent and distribution, and (2) subject to the terms and conditions of the Option Agreement or any other terms and conditions imposed by the Board of Directors or Committee from time to time, Options may be transferred in accordance with Section 7(l) of the Plan if the applicable Option Agreement or other action of the Board or Committee expressly provides that the Options are transferable.

         (f) Upon voluntary or involuntary termination of an Optionee's active Employment for any reason (including disability), his Option and all rights thereunder shall terminate effective at the close of business on the date the Optionee ceases to be an active, regular employee of the Corporation or any of its subsidiaries, except (1) to the extent previously exercised and (2) as provided in Sections 7 (g), (h), (i) and (j) of the Plan.

         (g) In the event an Optionee takes a leave of absence from the Corporation or any Parent or Subsidiary for personal reasons or as a result of entry into the armed forces of the United States, or any of the departments or agencies of the United States government, the Committee may consider his or her case and may take such action in respect of the related Option Agreement as it may deem appropriate under the circumstances in its absolute discretion, including accelerating the time previously-granted Options may be exercised and extending the time following the Optionee's termination of Employment during which the Option Holder is entitled to purchase the Shares of Common Stock subject to such Options, provided that in no event may any Option be exercised after the expiration of the term of the Option or more than ninety (90) days after the Optionee's termination of Employment.

         (h) If an Optionee's Employment terminates as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option Holder may exercise his or her Option within no more than the twelve (12) month period beginning on the date of his or her termination of Employment (to the extent the Option Holder was entitled to exercise the Option at the date of the Optionee's termination of Employment and provided that in no event may any Option be exercised after the expiration of the term of the Option), after which the Option shall lapse.

         (i) If an Optionee dies during the term of his or her Option without the Option having been fully exercised, the executor or administrator of the Optionee's estate or the person who inherits the right to exercise the Option by bequest or inheritance shall have the right within one (1) year of the Optionee's death to purchase the number of Shares of Common Stock that the deceased Optionee was entitled to purchase at the date of death, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

         (j) If an Optionee terminates employment without having fully exercised the Option due to the Optionee's retirement at or after age 60 and with the consent of the Corporation, then the Option Holder shall have the right within ninety (90) days of the Optionee's termination of Employment to purchase the number of shares of Common Stock that the Option Holder was entitled to purchase at the date of termination of the Optionee's Employment, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option. The Board of Directors or Committee may cancel an Option during the ninety day period referred to in this paragraph, if the Optionee engages in employment or activities contrary, in the opinion of the Board or Committee, to the best interests of the Corporation. The Board or Committee shall determine in each case whether a termination of Employment shall be considered a retirement with the consent of the Corporation, and, subject to applicable law, whether a leave of absence shall constitute a termination of Employment. Any such determination of the Board or Committee shall be final and conclusive, unless the Committee is overruled by the Board.

         (k) The granting of an Option pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to retain or employ the Optionee for any specified period.

         (l) The Board of Directors or Committee may provide, in the original grant of a Nonqualified Stock Option or in an amendment or supplement to a previous grant, that some or all of the Nonqualified Stock Options granted under the Plan are transferable by the Optionee to an Immediate Family Member of the Optionee, provided that (i) the Option Agreement, as it may be amended from time to time, expressly so provides or the Board or Committee otherwise designates the Option as transferable, (ii) the transfer by the Optionee is a bona fide gift without consideration, (iii) the transfer is irrevocable, (iv) the Optionee and any such transferee provides such documentation or other information concerning the transfer or the transferee as the Board of Directors or Committee or any Employee of the Corporation acting on behalf of the Board or Committee may from time to time request, and (v) the Optionee or the Option Holder complies with all of the terms and conditions (including, without limitation, any further restrictions or limitations) included in the Option Agreement. Any Nonqualified Stock Option transferred in accordance with the terms and conditions provided in this Section 7(l) shall continue to be subject to the same terms and conditions that were applicable to such Nonqualified Stock Option prior to the transfer. Notwithstanding any other provisions of the Plan, the Corporation shall not be required to honor any exercise by an Immediate Family Member of an Option transferred in accordance with the terms and conditions provided in this Section 7(l) unless and until payment or provision for payment of any applicable withholding taxes has been made.

         (m) In addition to the general terms and conditions set forth in this Paragraph 7 in respect of Options granted pursuant to the Plan, Incentive Stock Options granted pursuant to the Plan shall be subject to the following additional terms and conditions:

                           (i) "Incentive Stock Options" shall be granted only
                  to individuals who, at the date of grant of the Option, are regular, full-time Employees of the Corporation or any Parent or Subsidiary;

                           (ii) No Employee who owns beneficially more than 10%
                  of the total combined voting power of all classes of stock of the Corporation shall be eligible to be granted an "Incentive Stock Option", unless the exercise price per Share is at least 110% of the Fair Market Value of the Common Stock subject to the Option on the date of grant of the Option and the Option, by its terms, is not exercisable after the expiration of five years from the date the Option is granted.

                           (iii) To the extent that the aggregate fair market
                  value (determined at the time the Option is granted) of the shares of Common Stock in respect of which an Option is exercisable for the first time by the Optionee during any calendar year (and taking into account all "incentive stock option" plans of the Corporation and its subsidiaries) exceeds $100,000, that number of whole shares for which an Option issued hereunder is exercisable with an aggregate fair market value in excess of this $100,000 limit shall not be treated as having been granted under an "incentive stock option"; and

                           (iv) Any other terms and conditions specified by the
                  Committee that are not inconsistent with the Plan, except that such terms and conditions must be consistent with the requirements for "incentive stock options" under Section 422 of the Code.

8.       Methods of Exercise of Options

         (a) An Optionee (or other Option Holder, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted pursuant to the Plan as to all or part of the Shares of Common Stock covered by the Option shall (i) notify the Corporation in writing at its principal office to that effect, specifying the number of Shares of Common Stock to be purchased and the method of payment therefor, and (ii) make payment or provision for payment for the shares of Common Stock so purchased in accordance with this Paragraph 8. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Option Holder should mail the original executed copy of the written notice to the Corporation promptly thereafter. An Option may not be exercised for as fraction of a share of Common Stock.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board of Directors and may consist entirely of cash, check, promissory note, other shares of Common Stock which (i) either have been owned by the Option Holder for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Corporation, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the laws of Nevada. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Corporation.

         (c) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option by the Option Holder and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. Full payment may, as authorized by the Board of Directors, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote (in the case of voting stock) or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Corporation shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of a Nonstatutory Stock Option, the Corporation shall issue a separate stock certificate evidencing the Shares of each class treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares of each class treated as acquired upon exercise of a Nonstatutory Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

          (d) An Option Holder at any time may elect in writing to abandon an Option in respect of all or part of the number of Shares of Common Stock as to which the Option shall not have been exercised.

         (e) Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

9.       Adjustments Upon Changes in Capitalization or Merger

         Subject to any required action by the shareholders of the Corporation, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

         In the event of the proposed dissolution, liquidation or sale of all or substantially all of the assets of the Corporation, the Board shall notify the Optionee or other Option Holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Corporation with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the Option Holder to have the right to exercise the Option as to all of the optioned Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee or other Option Holder that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.


10.      Time of Granting Options

         The date of grant of an Option shall, for all purposes, be the date on which the Board of Directors or Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

11.      Amendments and Discontinuance of the Plan

         (a) The Board of Directors shall have the right at any time and from time to time to amend, modify, or discontinue the Plan in such respects as the Board may deem advisable; provided that, unless approved by the Corporation's shareholders in accordance with Section 15, no such amendment, modification, or discontinuance of the Plan shall (i) revoke or alter the terms of any valid Option previously granted pursuant to the Plan, (ii) increase the number of shares of Common Stock to be reserved for issuance and sale pursuant to Options granted pursuant to the Plan, (iii) change the maximum aggregate number of shares of Common Stock that may be issued upon the exercise of Options granted pursuant to the Plan to any single individual, (iv) decrease the price determined pursuant to the provisions of Section 7(b), (v) change the class of persons to whom Options may be granted pursuant to the Plan, (vi) provide for Options exercisable more than 10 years after the date granted, (vii) if the Corporation has a class of equity securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

         (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 15(a) of the Plan is made at a time when any class of equity securities by the Corporation is registered under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in
Section 15 of the Plan.

         (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or other Option Holder and the Board of Directors, which agreement must be in writing and signed by the

Option Holder and the Corporation.

12.      Plan Subject to Governmental Laws and Regulations

         The Plan and the grant and exercise of Options pursuant to the Plan shall be subject to all applicable governmental laws and regulations. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may in its sole and absolute discretion make such changes in the Plan as may be required to conform the Plan to such laws and regulations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.


         As a condition to the exercise of an Option, the Corporation may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned relevant provisions of law.

13.      Reservation of Shares

         The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.      Option Agreement

         Options shall be evidenced by written option agreements in such form as the Committee shall determine from time to time.

15.      Shareholder Approval

         (a) Continuance of the Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months before or after the date the Plan is adopted.

         (b) The required approval of the shareholders of the Corporation shall be solicited substantially in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

16.      Information to Optionee

The Company shall provide to each Option Holder, during the period for which such Option Holder has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Corporation. The Corporation shall not be required to provide such information if the issuance of Options under the Plan is limited to Senior Executive Officers whose duties in connection with the Corporation assure their access to equivalent information.

17.      Term of Plan

         The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Corporation as described in Section 15 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.



              [The remainder of this page is intentionally blank.]

                                                                      APPENDIX C

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-KSB

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Commission file number: 000-30563

                               DELTA MUTUAL, INC.
                 (Name of small business issuer in its charter)

               DELAWARE                                     14-1818394
   (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                      Identification No.)

      19 NEW ENGLAND AVE., SUITE 8C, SUMMIT NEW JERSEY          07901
         (Address of principal executive offices)             (Zip Code)

                    Issuer's telephone number: (908) 918-0130

       Securities registered under Section 12(b) of the Exchange Act: NONE

         Securities registered under Section 12(g) of the Exchange Act:

                                  COMMON STOCK
                                $0.0001 PAR VALUE

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been
subject to the filing requirements for the past 90 days. Yes  X   No
                                                             ---     ---

Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.[ ]

              Issuer's revenues for its most recent fiscal year. $0

     Aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant
                    as of April 9, 2001: $64,130 (See Item 5)

    Number of shares outstanding of registrant's Common Stock, no par value, as of April 9, 2001: 557,000 (See Item 11)

                    Documents incorporated by reference: NONE

    Transitional Small Business Disclosure Format (check one): Yes    No  X
                                                                  ---    ---

Exhibit index on consecutive page 15                          Page 1 of 30 Pages

                                     PART I

                           FORWARD LOOKING STATEMENTS

Under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), we caution readers regarding forward looking statements found in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by or on our behalf. We disclaim any obligation to update forward looking statements.


ITEM 1.           DESCRIPTION OF BUSINESS.

Unless the context otherwise requires, the terms "we", "our" and "us" refers to Delta Mutual, Inc.

GENERAL

We were incorporated under the name Delta Mutual, Inc. on November 17, 1999 in the State of Delaware. We are a development stage company that intended to provide mortgage services through the Internet to the "sub-prime" market. The sub-prime market consists of borrowers having substandard credit. We intended to offer varied levels of mortgage and lending services by capitalizing on the popularity of Internet based financial services companies. We believed both consumers and investors would be interested in our business plan and the services we intended to offer. We secured the domain name rights to the name deltamutual.com.

Initially, we believed we would be able to fund our intended operations through the sale of our common stock. Our common stock is quoted on the Over-the-Counter Electronic Bulletin Board under the symbol "DLTM". At the time of our formation, companies with Internet based businesses were treated favorably in the capital markets. During the 12 months preceding the date of this report, the market for the stock of Internet based businesses has deteriorated substantially. Many companies with Internet based businesses have simply gone out of business because they were not able to generate sufficient revenues and were unable to raise additional capital.

We believe the market decline for companies with Internet based businesses has adversely impacted our ability to raise the funds necessary to support our intended operations. From inception through December 31, 2000, we raised a limited amount of capital ($10,750) through the sale of our common stock. As of the date of this report, we have been unable to secure additional financing to pursue our initial business plan. While we continue to explore the feasibility of implementing our original business plan, given our lack of success at securing sufficient financing to develop an Internet based mortgage business, we believe it is in the best interests of us and our shareholders to consider other business opportunities. Additionally, we believe it may be necessary to acquire another business to prevent having to cease operations. As of the date of this report, we are focusing our efforts on identifying such a business. We have engaged in preliminary discussions with parties about acquiring another business, or being acquired by another business, but as of the date of this report, we have not entered into any agreements relating to any such acquisitions.

We do not intend to restrict our search to any specific business, industry, or geographical location and we may participate in a business venture of any kind or nature. We may seek business opportunities with entities that have recently commenced operations, or that wish to utilize the public marketplace in order to raise additional capital to expand into new products or markets, to develop a new product or service, or for other corporate purposes. We may acquire assets and establish wholly-owned subsidiaries in various businesses or acquire existing businesses as subsidiaries. Therefore, we have virtually unlimited discretion to search for and enter into negotiations with potential business opportunities. It is impossible to predict at this time the status of any business in which we may become engaged, in that such business may need to seek additional capital, may desire to have its shares publicly traded, or may seek other perceived advantages which we offer.

We anticipate that we may be able to participate in only limited potential business ventures because we have nominal assets and limited financial resources. Our lack of diversification should be considered a substantial risk to our shareholders because it may not permit us to offset potential losses from one venture against gains from another.

We do not intend to seek capital to finance the operation of any acquired business opportunity until such time as we have successfully consummated a merger or acquisition. It is anticipated that we will incur nominal expenses in the implementation of our plan of operation.

We anticipate that the search for an alternate business opportunity will be complex and extremely risky. Due to general economic conditions, rapid technological advances being made in some industries and shortages of available capital, we believe that there are numerous firms seeking the perceived benefits of a publicly registered corporation. Such perceived benefits may include, among other things, facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, and providing liquidity (subject to restrictions of applicable statutes) for all shareholders. Potentially, available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

We have, and will continue to have, limited capital with which to provide the owners of business opportunities with any significant cash or other assets. However, we believe we will be able to offer owners of acquisition candidates the opportunity to acquire an interest in a publicly registered company without incurring the cost and time required to conduct an initial public offering. The owners of the business opportunities will, however, incur significant legal and accounting costs in connection with our acquisition of a business opportunity, including the costs of preparing annual (Form 10-K or 10-KSB), quarterly (Form 10-Q or 10-QSB) and current reports (Form 8-K), agreements and related documents. The Securities Exchange Act of 1934 specifically requires that any merger or acquisition candidate comply with all applicable reporting requirements, which includes providing audited financial statements to be included within the numerous filings required under the Exchange Act. However, we have not conducted market research and are not aware of statistical data which would support the perceived benefits of a merger or acquisition transaction for the owners of a business opportunity.

Our officers and directors will analyze new business opportunities. We intend to concentrate on identifying preliminary prospective business opportunities which may be brought to our attention through present affiliations and relationships of our officers and directors, or by our shareholders. In analyzing prospective business opportunities, we will consider such matters as:

         o     available technical, financial and managerial resources;

         o     working capital and other financial requirements;

         o     history of operations, if any;

         o prospects for the future, and the nature of present and expected competition;

         o quality and experience of management services which may be available and the depth of that management;

         o     potential for further research, development, or exploration;

         o     potential for growth, expansion and profit; and

         o perceived public recognition of name identification, products and services.

Our officers and directors expect to meet personally with management and key personnel of the business opportunity as part of their "due diligence" investigation. To the extent possible, we intend to utilize written reports and personal investigations to evaluate the above factors.

We will rely upon the efforts of our officers, directors and, to a much lesser extent, the efforts of our shareholders, in implementing our plan of operation. We do not anticipate hiring outside consultants or advisors, except for our legal counsel and accountants. However, if we do retain an outside consultant or advisor, any cash fee earned by such party will most likely be paid by the prospective merger/acquisition candidate. As of the date of this report, we do not have any contracts or agreements with any outside consultants and none are contemplated.

ACQUISITION STRUCTURE

In implementing a structure for a particular business acquisition, we may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity. We may also acquire stock or assets of an existing business. On the consummation of a transaction, it is probable that our present management and shareholders will no longer be in control of us. In addition, our directors may, as part of the terms of the acquisition transaction, resign and be replaced by new directors without a vote of our shareholders.

It is anticipated that any securities issued in any such reorganization would be issued in reliance upon an exemption from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of its transaction, we may agree to register all or a part of such securities immediately after the transaction is consummated or at specified times thereafter. If such registration occurs, of which there can be no assurance, it will be undertaken by the surviving entity after we have successfully consummated a merger or acquisition. At this time, we do not anticipate registering any additional securities until a merger or acquisition is consummated. The issuance of substantial additional securities and their potential sale into the trading market may have a depressive effect on the value of our securities.

While the actual terms of a transaction cannot be predicted, it may be expected that the parties will desire to avoid the creation of a taxable event and structure the acquisition in a so-called "tax-free" reorganization under the Internal Revenue Code. In order to obtain tax-free treatment under the Internal Revenue Code, it may be necessary for the owners of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, our shareholders would retain 20% or less of the issued and outstanding shares of the surviving entity, which would result in significant dilution in the equity of our shareholders.

We will participate in a business opportunity only after the negotiation and execution of appropriate written agreements. Although the terms of such agreements cannot be predicted, generally such agreements:

         o require some specific representations and warranties by all of the parties;

         o     specify certain events of default;

         o detail the terms of closing and the conditions that must be satisfied by each of the parties prior to and after such closing;

         o outline the manner of bearing costs, including costs associated with our attorneys and accountants;

         o     set forth remedies on default; and

         o     include miscellaneous other terms.

We will not consider an opportunity where the entity cannot provide independent audited financial statements within a reasonable period of time after closing of the proposed transaction. If such audited financial statements are not available at closing, or within a reasonable time thereafter, the closing documents will provide that the proposed transaction will be voidable at our discretion. If the transaction is voided, the agreement will also contain a provision providing for the acquisition entity to reimburse us for all costs associated with the proposed transaction.

COMPETITION

We will remain an insignificant participant among the firms which engage in the acquisition of business opportunities. There are many established venture capital and financial concerns which have significantly greater financial and personnel resources and technical expertise than we do. In view of our combined extremely limited financial resources and limited management availability, we will continue to be at a significant competitive disadvantage compared to our competitors.

INVESTMENT COMPANY ACT OF 1940

Although we will be subject to regulation under the Securities Act of 1933, and the Securities Exchange Act of 1934, we believe we will not be subject to regulation under the Investment Company Act of 1940. In the event we engage in a business combination which results in us holding a passive investment interest in a number of entities, we could be subject to regulation under the Investment Company Act. In such event, we would be required to register as an investment company and could be expected to incur significant registration and compliance costs. We have obtained no formal determination from the Securities and Exchange Commission as to our status under the Investment Company Act. Consequently, a violation of the Investment Company Act could subject us to civil and criminal penalties and could cause us to cease operations.

INVESTMENT ADVISERS ACT OF 1940

Under the Investment Advisers Act of 1940, an "investment adviser" means any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing, or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. We will only seek to locate a suitable merger or acquisition candidate, and do not intend to engage in the business of advising others in investment matters for a fee or otherwise.

RISK FACTORS

Our business is subject to numerous risk factors, including the following:

NO REVENUE AND MINIMAL ASSETS. We have no operations or revenues. We essentially have no assets or financial resources. Since we have been unable to obtain sufficient funding to develop an Internet based mortgage services company, we will, in all likelihood, continue to incur operating expenses without corresponding revenues until we acquire a business opportunity. There is no assurance that we can identify such a business opportunity and consummate such a combination. As a result, we may continue to incur net operating losses that will increase continuously.

SPECULATIVE NATURE OF OUR OPERATIONS. The success of our current plan of operation will depend to a great extent on the operations, financial condition and management of the identified business opportunity. In the event we complete a business combination, the success of our operations may be dependent upon management of the successor firm or venture partner firm and numerous other factors beyond our control.

SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS. We are and will continue to be an insignificant participant in the business of seeking mergers with, joint ventures with and acquisitions of small private and public entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies that may be desirable target candidates for us. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than us and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete in seeking merger or acquisition candidates with numerous other small public companies.

NO AGREEMENT FOR BUSINESS COMBINATION OR OTHER TRANSACTION. We have no arrangement, agreement or understanding with respect to engaging in a merger with, joint venture with or acquisition of, a private or public entity. There can be no assurance that we will be successful in identifying and evaluating suitable business opportunities or in concluding a business combination. Management has not identified any particular industry or specific business within an industry for evaluation by us. We cannot assure you that we will be able to negotiate a business combination on terms favorable to us.

NO STANDARDS FOR BUSINESS COMBINATION. We have not established a specific length of operating history or a specified level of earnings, assets, net worth or other criteria which we will require a target business opportunity to have achieved. Accordingly, we may enter into a business combination with a business opportunity having:

         o     no significant operating history;

         o     losses; limited or no potential for earnings;

         o     limited assets;

         o     negative net worth; or

         o other characteristics that are indicative of development stage companies.

CONTINUED MANAGEMENT CONTROL, LIMITED TIME AVAILABILITY. While seeking a business combination, management anticipates devoting up to 70 hours per month to our business. We have not entered into employment agreements with any of our current officers and we are not expected to do so in the foreseeable future. We have not obtained key man life insurance on any of our officers or directors. Notwithstanding the combined limited experience and time commitment of management, loss of the services of any of these individuals would adversely affect development of our business and our likelihood of continuing operations.

CONFLICTS OF INTEREST - GENERAL. Our officers and directors participate in business ventures which could be deemed to compete directly with us. Additional conflicts of interest and non-arm's length transactions may also arise in the event our officers or directors are involved in the management of any firm with which we transact business.

REPORTING REQUIREMENTS MAY DELAY OR PRECLUDE ACQUISITION. Sections 13 and 15(d) of the Securities Exchange Act require reporting companies to provide certain information about significant acquisitions, including audited financial statements for the company acquired, covering one, two, or three years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target entities to prepare such statements may significantly delay or essentially preclude us from consummating an otherwise desirable acquisition. Acquisition prospects that do not have or are unable to obtain the required audited statements may be inappropriate for acquisition so long as the reporting requirements of the Securities Exchange Act are applicable.

LACK OF MARKET RESEARCH OR MARKETING ORGANIZATION. We have neither conducted, nor have others made available to us, results of market research indicating that market demand exists for the transactions we are contemplating. Moreover, we do not have, and do not plan to establish, a marketing organization. Even in the event demand is identified for a merger or acquisition contemplated by us, we cannot assure you we will be successful in completing any such business combination.

LACK OF DIVERSIFICATION. Our operations, even if successful, will in all likelihood result in us engaging in a business combination with another entity. Consequently, our activities may be limited to those engaged in by any entity with which we merge or acquire. Our inability to diversify our activities into a number of areas may subject us to economic fluctuations within a particular business or industry and, therefore, increase the risks associated with our operations.

GOVERNMENT REGULATION. Although we will be subject to the reporting requirements under the Securities Exchange Act, management believes we will not be subject to regulation under the Investment Company Act, insofar as we will not be engaged in the business of investing or trading in securities. In the event we engage in business combinations which result in us holding passive investment interests in a number of entities, we could be subject to regulation under the Investment Company Act. In such event, we would be required to register as an investment company and could be expected to incur significant registration and compliance costs. We have not obtained a formal determination from the Securities and Exchange Commission as to our status under the Investment Company Act and, consequently, violation of the Investment Company Act could subject us to civil and criminal penalties and could cause us to cease operations.

PROBABLE CHANGE IN CONTROL AND MANAGEMENT. A business combination involving the issuance of our common stock will, in all likelihood, result in shareholders of a private company obtaining a controlling interest in us. Any such business combination may require our management and/or affiliates to sell or transfer all or a portion of our common stock held by them and/or to resign as members of our board of directors. The resulting change in control of us could result in removal of one or more of our present officers and directors and a corresponding reduction in or elimination of their participation in our future affairs.

REDUCTION OF PERCENTAGE SHARE OWNERSHIP FOLLOWING A BUSINESS COMBINATION. If we engage in a business combination with a private entity, in all likelihood, such a combination would result in us issuing securities to the owners of such private entity. The issuance of our previously authorized and unissued common stock would result in a reduction in the percentage of shares owned by our present and prospective shareholders and may result in a change in control or management of us.

"PENNY" STOCK REGULATION OF BROKER-DEALER SALES OF OUR SECURITIES. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks". Generally, penny stocks are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). If our shares are traded for less than $5.00 per share, as they currently are, the shares will be subject to the SEC's penny stock rules unless (1) our net tangible assets exceed $5,000,000 during our first three years of continuous operations or $2,000,000 after our first three years of continuous operations; or (2) we have had average revenue of at least $6,000,000 for the last three years. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prescribed by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. As long as our common stock is subject to the penny stock rules, the holders of the common stock may find it difficult to sell our common stock.

TAXATION. Federal and state tax consequences will, in all likelihood, be major considerations in any business combination we may undertake. Currently, such transactions may be structured so as to result in tax-free treatment to both companies, pursuant to various federal and state tax provisions. We intend to structure any business combination so as to minimize the federal and state tax consequences to both us and the target entity; however, there can be no assurance that such business combination will meet the statutory requirements of a tax-free reorganization or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes which may have an adverse effect on both parties to the transaction.

REQUIREMENT OF AUDITED FINANCIAL STATEMENTS MAY DISQUALIFY BUSINESS OPPORTUNITIES. Management believes that any potential business opportunity must provide audited financial statements for review for the protection of all parties to the business combination. One or more attractive business opportunities may choose to forego the possibility of a business combination with us, rather than incur the expenses associated with preparing audited financial statements.

EMPLOYEES

We have no full time employees. Our president and secretary have agreed to allocate a portion of their time to our activities, without compensation. These officers anticipate that our business plan can be implemented by their devoting an aggregate of 70 hours per month to our business affairs and, consequently, conflicts of interest may arise with respect to the limited time commitment by such officers. We do not expect any significant changes in the number of employees, until we have operations.

Our officers and directors are or may become involved with other companies who have a business purpose similar to ours. As a result, potential conflicts of interest may arise in the future. If such a conflict does arise and one of our officers or directors is presented with business opportunities under circumstances where there may be a doubt as to whether the opportunity should belong to us or another company they are affiliated with, they will disclose the opportunity to all such companies.


ITEM 2.           DESCRIPTION OF PROPERTY.

We have no properties and at this time no agreements to acquire any properties. We operate from our offices at 19 New England Ave., Suite 8C, Summit New Jersey 07901. Space is provided to us on a rent free basis by James E. Platek, our president, director and a principal shareholder, and it is anticipated that this arrangement will remain until such time as we successfully consummate a merger or acquisition. We believe that this space will meet our needs for the foreseeable future.


ITEM 3.           LEGAL PROCEEDINGS.

         None.

ITEM 4.           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         None.


                                     PART II

ITEM 5.           MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Our common shares have been quoted on the Over-the-Counter Bulletin Board operated by the National Association of Securities Dealers, since approximately February 1, 2001. Our shares are listed under the symbol "DLTM".

The last reported bid and ask prices of our common stock by the OTC Bulletin Board were $0.20 and $1.01, respectively, on April 9, 2001. These quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not represent actual transactions.

As of April 4, 2001, there were 42 record holders of our common stock.

During the last two fiscal years, no cash dividends have been declared on our common stock and management does not anticipate that dividends will be paid in the foreseeable future.

RECENT SALES OF UNREGISTERED SECURITIES

During March 2000, we sold 2,000 shares of common stock at $0.10 per share, for gross proceeds of $200. The sales were made to two purchasers. No commissions were paid in connection with the sales. These shares were issued pursuant to Rule 504 of Regulation D under the Securities Act. The sales were made in a private offering to friends and associates of our officers, directors and/or shareholders. These sales did not result in the offer or sale of more than $1,000,000 of securities during any twelve month period.

During April 2000, we sold 50,000 shares of common stock at $0.10 per share, for gross proceeds of $5,000. No commissions were paid in connection with the sale. The sale was made to one purchaser. These shares were issued pursuant to Rule 504 of Regulation D under the Securities Act. The sale was made in a private offering to Fair Market, Inc., a Colorado corporation. These sale did not result in the offer or sale of more than $1,000,000 of securities during any twelve month period.

During May 2000, we sold 20,000 shares of common stock at $0.10 per share, for gross proceeds of $2,000. No commissions were paid in connection with the sales. The sales were made to two purchasers. These shares were issued pursuant to Rule 504 of Regulation D under the Securities Act. The sales were made in a private offering to friends and associates of our officers, directors and/or shareholders. These sales did not result in the offer or sale of more than $1,000,000 of securities during any twelve month period.


ITEM 6.           MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

GENERAL

Delta was incorporated under the laws of the State of Delaware on November 17, 1999. Delta is a development stage company which initially intended to develop an Internet based mortgage services company. At the present time, we have not commenced operations or any activities beyond developing an initial business plan. To date, we have been unable to secure sufficient financing to implement our initial business plan. As such, management believes it is in the best interest of us and our shareholders to seek other business opportunities.

We have, and will continue to have limited capital with which to commence operational activities. We have incurred, and will continue to incur, expenses relating to our operations. Specifically, as long as we are required to file reports under the Securities Exchange Act, we will continue to incur accounting and legal fees relating to our filings. We enjoy the non-exclusive use of office, telecommunication and incidental supplies of stationery, provided by our officers. As of the date of this report, we has not received any revenues and must rely entirely upon loans and equity investments from affiliates to pay operating expenses.

PLAN OF OPERATION

We currently have no capital to fund operations or on-going expenses. We must rely upon loans and investments from affiliates to pay operating expenses. There are no assurances that such affiliates will continue to advance funds to us or will continue to invest in our securities. If we are unable to obtain additional financing, we may be unable to identify and/or acquire a suitable business opportunity. During the twelve months following the filing of this report, we intend to seek to acquire assets or shares of an entity actively engaged in a business that generates revenues, in exchange for our securities. We have not identified a particular acquisition target and have not entered into any material negotiations regarding such an acquisition. Management intends to contact investment bankers, corporate financial analysts, attorneys and other investment industry professionals through various media. As of the date of this report, none of our officers, directors, promoters or affiliates has engaged in any material contact or discussions with any representative of any other company regarding the possibility of an acquisition or merger between us and such other company.

Depending upon the nature of the relevant business opportunity and the applicable state statutes governing the manner in which the transaction is structured, our board of directors expects that it will provide our shareholders with complete disclosure documentation concerning a potential business opportunity and the structure of the proposed business combination prior to consummation. Such disclosure is expected to be in the form of a proxy, information statement, or report.

While such disclosure may include audited financial statements of such a target entity, there is no assurance that such audited financial statements will be available. The board of directors does intend to obtain certain assurances of the value of the target entity's assets prior to consummating such a transaction, with further assurances that audited financial statements would be provided within sixty days after closing. Closing documents will include representations that the value of the assets conveyed to or otherwise so transferred will not materially differ from the representations included in such closing documents, or the transaction will be voidable.

Due to the fact that we no operations, it is anticipated that our cash requirements will be minimal, and that all necessary capital, to the extent required, will be provided by our directors, officers and/or shareholders. We do not anticipate that we will have to raise capital or acquire any plant or significant equipment in the next twelve months, unless a merger or acquisition target is identified.

LIQUIDITY

At December 31, 2000 and 1999, we had working capital deficits of $28,067 and $2,281, respectively. The increase in our working capital deficit is a result of the net loss incurred during the fiscal year ended December 31, 2000. Since we have no source of revenue, our working capital deficit will continue to increase as we incur additional operating expenses. Presently we have no external sources of cash and we are dependent upon our management and shareholders for funding.

ASSETS

At December 31, 2000, we had total assets of $421, compared to total assets of $5,383 at December 31, 1999. All of our assets at December 31, 2000 and 1999 consisted of cash. As of the date of this report, we have essentially no assets.

RESULTS OF OPERATIONS

We have no current operations and have not generated any revenue. We must rely entirely upon loans from affiliates to pay operating expenses.

During the fiscal year ended December 31, 2000 we incurred a net loss of $32,986. From inception (November 17, 1999) to December 31, 1999, we had a net loss of $5,831. We are continuing to incur professional fees and other expenses. If we do not find a suitable acquisition target or other source of revenue, we will continue to incur net losses and may have to cease operations entirely. This factor, among others, raises substantial and compelling doubt about our ability to continue as a going concern.

Our ability to continue as a going concern is dependent upon our ability to generate sufficient cash flow to meet our obligations on a timely basis, to identify and close an acquisition with a suitable target company, obtain additional financing or refinancing as may be required, and ultimately to attain profitability. There are no assurances that we will be able to identify a suitable acquisition target and close such acquisition, obtain any additional financing or, if we are able to obtain additional financing, that such financing will be on terms favorable to us. The inability to obtain additional financing when needed will have a material adverse effect on our operating results.

The Independent Auditors' Report and Note 1 of the Notes to Financial Statements accompanying this report state that substantial doubt has been raised about our ability to continue as a going concern. Our present business operations do not generate sufficient revenues to cover our expenses. We would have to obtain other business operations or severely reduce our expenses to remain viable, and we cannot assure you that we will be able to do so.


ITEM 7.           FINANCIAL STATEMENTS.

Please refer to the pages beginning with F-1.


ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.


                                    PART III

ITEM 9.           DIRECTORS,  EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
                  COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

DIRECTORS AND EXECUTIVE OFFICERS

Our officers and directors are:

         NAME                               AGE               TITLE(S)
         ----                               ---               --------

         James E. Platek                    33                President, Chief Executive Officer and Director
                                                              since November 1999.

         Bonnie J. Cunningham               28                Secretary, Treasurer, and Director since November
                                                              1999.

         Robert C. Franz                    31                Director since August 2000.

Our directors are elected by the shareholders and our officers are appointed by our board of directors. Our officers hold office until their successors are elected and qualified. Vacancies in our board are filed by the board itself. Our officers and directors devote their time to us on an "as needed" basis, which, depending on the circumstances, could amount to as little as 20 hours per month. We anticipate a time commitment of approximately 70 hours per month. Set forth below are brief descriptions of the recent employment and business experience of our officers and directors.

JAMES PLATEK, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Mr. Platek holds a bachelors degree in History from Rutgers University. Since 1998, Mr. Platek has been a self-employed financial consultant and private investor. From 1997 to 1998, Mr. Platek was a retail broker for Morgan Stanley Dean Witter, New York, New York. From 1995 to 1998, Mr. Platek was the Director of Marketing for Plymouth Partners, New York, New York. Mr. Platek was responsible for marketing, analysis and fund raising. Plymouth Partners is a private company which assists companies with funding and marketing. Mr. Platek is the Vice President of Institutional Marketing of Regent Group, Inc., an SEC reporting issuer. Since May, 2000, Mr. Platek has also been Treasurer and a director of Noxso

Corporation, an SEC reporting issuer. Noxso is a "shell" company seeking a merger or acquisition candidate.

BONNIE J. CUNNINGHAM, SECRETARY, TREASURER AND DIRECTOR. Ms. Cunningham is a 1995 graduate of Purdue University, with a bachelors degree in Science. Ms. Cunningham has been engaged in retail management since 1995 with nationally recognized merchandisers such as Nautica, Federated Merchandising Group & JCPenney. From 1999 to present, Ms. Cunningham has employed by Nautica (New York, New York) as a Retail Analyst from 1999 to present. Her responsibilities include developing financial plans for major retail accounts and planning the men's sportswear assortments. Ms. Cunningham was employed as an Associate Product Manager by Federated Merchandising Group (New York, New York) from 1997 to 1999. Ms. Cunningham developed the private label fashion jewelry line for Federated divisions. From 1995 to 1997, she was employed by JCPenney (Whitehall, Pennsylvania) as a merchandise manager for women's sportswear. Her responsibilities included training and motivating sales associates to achieve department goals.

ROBERT C. FRANZ, DIRECTOR. Mr. Franz received a bachelors degree in Arts from Rutgers College, Rutgers/The State University of New Jersey in 1991 and a Master of Science in Management from Troy State University in 1997. Since 1999 Mr. Franz has served as a Research Associate for Castle Connolly Medical (New York, New York). From 1994 to 1999, Mr. Franz was employed by RCI Consultants and trained executives in Seoul, South Korea, for corporations including Samsung Electronics, Daewoo and Hyundai.

There are no family relationships between any of our executive officers and/or directors.

LEGAL PROCEEDINGS

To the best of our knowledge, during the past five years no director, person nominated to become a director, executive officer, promoter or control person of us has:

         (1) Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

         (2) Had any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

         (3) Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

         (4) Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

PRIOR ACQUISITION EXPERIENCE

None of our officers and/or directors have had any direct experience in identifying emerging companies for investment and/or business combinations.

CONFLICTS OF INTEREST

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as our officers and directors. Insofar as the officers and directors are engaged in other business activities, management anticipates they will devote only a minor amount of time to our affairs.

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies which may be formed for the purpose of engaging in business activities similar to those conducted by us. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. We do not currently have a right of first refusal pertaining to opportunities that come to management's attention insofar as such opportunities may relate to our business operations.

Our officers and directors are, so long as they are officers or directors of us, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies in which the officers and directors are affiliated with both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

We do not have any standing audit, nominating, or compensation committees of the board of directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASD. Officers, directors and greater than 10% percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge, James
E. Platek, Bonnie C. Cunningham and Robert Franz all failed to timely file Form 3's. Mr. Platek and Ms. Cunningham were required to file Form 3's by July 4, 2000, and Mr. Franz was required to file a Form 3 by August 31, 2000. Mr. Platek and Ms. Cunningham reported the information required by Form 3, on their Form 5's filed February 14, 2001. Such information related to Mr. Platek's ownership of 300,000 shares of our common stock and Ms. Cunningham's ownership of 150,000 shares of our common stock. Mr. Franz, reported his Form 3 holdings of 1,000 shares, on his Form 5 which was filed on February 21, 2001. Mr. Franz's Form 3 was required to be filed by February 14, 2001.

In addition, to the best of our knowledge no reports were filed by any persons who owned 10% or more of the Delta's common stock.


ITEM 10.          EXECUTIVE COMPENSATION.

None of our officers or directors received any compensation for services from our date of inception (November 17, 1999) to December 31, 2000. They have agreed to act without compensation until operations have commenced.

SUMMARY COMPENSATION TABLE

The following table sets forth information for James E. Platek, our Chief Executive Officer ("CEO"), during the fiscal year ended December 31, 2000. No disclosure need be provided for any executive officer, other than the CEO, whose total annual salary and bonus for the last completed fiscal year did not exceed $100,000. Accordingly, no other executive officers are included in the table.


                                                                          LONG TERM COMPENSATION
                                                                   -------------------------------------
                                      ANNUAL COMPENSATION                  AWARDS             PAYOUTS
                               ----------------------------------- ------------------------ ------------
                                                          OTHER      RESTRICTED  SECURITIES
                                                          ANNUAL       STOCK     UNDERLYING                ALL OTHER
NAME AND PRINCIPAL                                     COMPENSATION   AWARD(S)    OPTIONS /     LTIP      COMPENSATION
POSITION              YEAR      SALARY($)    BONUS($)      ($)          ($)       SARS ($)   PAYOUTS ($)      ($)
----------------------------------------------------------------------------------------------------------------------

James E. Platek,      2000         -0-         -0-         -0-          -0-         -0-          -0-          -0-
President and        1999(1)<F1>   -0-         -0-         -0-          -0-         -0-          -0-          -0-
Chief Executive
Officer(1)<F1>
----------------------------------------------------------------------------------------------------------------------

<F1>
(1)      From inception (November 17, 1999) to December 31, 1999.

COMPENSATION PLANS

We have not adopted any deferred compensation, pension, profit sharing, stock option or welfare benefit plan or programs for the benefit of its officers or future employees.

EMPLOYMENT AGREEMENTS

We do not have any employment contracts with any of our officers or directors. Such persons are employed by us on an at will basis, and the terms and conditions of employment are subject to change.

DIRECTORS' COMPENSATION

We do not compensate directors in their capacity as such nor do we compensate our directors for attendance at meetings. We do reimburse our officers and directors for reasonable expenses incurred during the course of their performance.


ITEM 11.         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth information, as of March 31, 2001, with respect to the beneficial ownership of our common stock by each person known by us to be the beneficial owner of more than five percent of the outstanding common stock and by our directors and officers, both individually and as a group:


     NAME AND ADDRESS OF                   SHARES OWNED BENEFICIALLY
     BENEFICIAL OWNER                           AND OF RECORD              PERCENT OF CLASS (1)<F1>
     --------------------------------      -------------------------       --------------------
     James E. Platek                               300,000                        53.9%
     19 New England Ave.
     Suite 8C
     Summit, NJ 07901

     Bonnie J. Cunningham                          150,000                        26.9%
     6746 Wild Cherry Dr.
     Coopersburg, PA 18036

     Robert Franz                                    1,000                         0.2%
     931 Summit Avenue, Apt. 3
     Jersey City, NJ 07307

                                       14



     NAME AND ADDRESS OF                   SHARES OWNED BENEFICIALLY
     BENEFICIAL OWNER                           AND OF RECORD              PERCENT OF CLASS (1)<F1>
     --------------------------------      -------------------------       --------------------
     Officers and directors as a group             451,000                        81.0%
     (3 persons)
   -----------------

<F1>
   (1) Percentages are based on 557,000 shares of common stock outstanding as of March 31, 2001.

CHANGES OF CONTROL

A business combination involving the issuance of our common stock will, in all likelihood, result in shareholders of a private company obtaining a controlling interest in us. Any such business combination may require our current shareholders to sell or transfer all or a portion of their common stock and/or resign from their positions as officers and/or directors of our company. The resulting change in control of our company could result in removal of the current management, and a corresponding reduction in or elimination of their participation in our future affairs.


ITEM 12.          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

During the period ended December 31, 1999, James E. Platek, one of our officers, directors and a principal shareholder of us, advanced us $4,950. The loan accrues interest at the rate of 10% per annum and is unsecured.

During the period ended December 31, 2000, James E. Platek purchased 300,000 shares of common stock from us at a price of $0.0001 per share for an aggregate of $30.00.

During the period ended December 31, 2000, Bonnie J. Cunningham purchased 150,000 shares of common stock from us at a price of $0.0001 per share for an aggregate of $15.00.

James E. Platek and Bonnie J. Cunningham may be deemed to be "promoters" or "founders" of us within the meaning of the rules and regulations promulgated under the Securities Act.


ITEM 13.          EXHIBITS AND REPORTS ON FORM 8-K.

(a)      Exhibits:

    REGULATION                                                                         CONSECUTIVE
    S-B NUMBER                                         EXHIBIT                         PAGE NUMBER

       3.1          Certificate of Incorporation (1)                                       N/A

       3.2          Bylaws (1)                                                             N/A

       3.2a         Amendment to Article III, Section I of the Bylaws (2)                  N/A

        11          Statement Re: Computation of Per Share Earnings                    See Financial
                                                                                        Statements

---------------------------
(1) Incorporated by reference from the Registration Statement on Form 10-SB/A Amendment No. 1 filed with the Securities and Exchange Commission on June 15, 2000.

(2) Incorporated by reference from the Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on November 21, 2000.

(b) The following reports on Form 8-K were filed during the last quarter of the period covered by this report:

         There have been no reports filed on Form 8-K during the period covered by this report. In accordance with the rules and regulations of the Securities and Exchange Commission, Delta disclosed the resignation of Daniel J. Baier, CPA, P.C., and the engagement of Weiner, Goodman & Company, P.C. under "Part II - Item 5. Other Events" of the Form 10-QSB filed on November 21, 2000.

                                   SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      DELTA MUTUAL, INC.



Dated: April 16, 2001
                                      By: /s/ James E. Platek
                                         ---------------------------------------
                                         James E. Platek, President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SIGNATURE                                         TITLE                                      DATE
                                                  President and Director
/s/ James E. Platek                               (Principal Executive Officer, Principal
-----------------------------------               Financial and Accounting Officer)          April 16, 2001
James E. Platek


/s/ Bonnie J. Cunningham
-----------------------------------               Secretary, Treasurer and Director          April 16, 2001
Bonnie J. Cunningham


/s/ Robert C. Franz
-----------------------------------               Director                                   April 16, 2001
Robert C. Franz


--------------------------------------------------------------------------------
Two Industrial Way West, Eatontown, NJ 07724 (732) 544-8111 Fax (732) 544-8788 E-mail: wgpc@bellatlantic.net

                                                                 WIENER, GOODMAN
                                                                 & COMPANY, P.C.
                                                                 ===============
                                                    Certified Public Accountants
                                                            & Consultants

Memberships
  SEC Practice Section of AICPA                                 Joel Weiner, CPA
  PCPS of AICPA                                              Gerald Goodman, CPA
  American Institute of CPA
  New Jersey Society of CPA

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Delta Mutual, Inc.

We have audited the accompanying balance sheet of Delta Mutual, Inc. (a development stage company) (the "Company") as of December 31, 2000, and the related statements of operations, stockholders' deficiency and cash flows for the year ended December 31, 2000 and for the period November 17, 1999 (Date of Formation) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Delta Mutual, Inc. as of December 31, 1999 were audited by other auditors whose report dated February 22, 2000 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Delta Mutual Inc. at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999 and for the period November 17, 1999 (Date of Formation) through December 31, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development stage enterprise whose business purpose is to develop as an "online" mortgage company, catering specifically to the needs of households with substandard credit by offering first and second mortgages as well as home equity lines of credit. The Company is pursuing other business opportunities as it has been unable to implement its mortgage business. As more fully explained in Note 1 of the financial statements, the Company needs to obtain additional financing to fulfill its developmental activities and achieve a level of sales adequate to support its cost structure. These uncertainties raise substantial doubt about the Company's ability to continue as a going concern. Management's plans are also described in
Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties should the Company be unable to continue as a going concern.



/s/WIENER, GOODMAN & COMPANY, P.C.
WIENER, GOODMAN & COMPANY, P.C.
Certified Public Accountants
Eatontown, New Jersey

February 25, 2001



                        WIENER, GOODMAN & COMPANY, P.C.
                   Certified Public Accountants & Consultants

                                               2541 Monroe Avenue o Suite 306
                                                  Rochester, New York  14618
DANIEL J. BAIER, CPA, P.C.                              (716) 271-4550
================================================================================
Certified Public Accountant o Business and Financial Advisory Services

                                            April 16, 2001

         Mr. James Platek
         Delta Mutual, Inc.
         335 Garden Street
         Hoboken, New Jersey  07030

         Dear Mr. Platek,

         I was engaged to audit, in accordance with Generally Accepted Auditing Standards, the December 31, 1999 financial statements of Delta Mutual, Inc. ("Company").

         You have requested that I reissue my report on the December 31, 1999 financial statements of the Company to be included in an annual report on Form 10KSB to be filed with the Securities and Exchange Commission.

         Upon completion of a subsequent events review, it has become evident that the original report must be modified. This modification is necessary because of the Company's disclosure in the Form 10KSB that

                  "...INITIALLY, WE BELIEVED WE WOULD BE ABLE TO FUND OUR INTENDED OPERATIONS THROUGH THE SALE OF OUR COMMON STOCK. OUR COMMON STOCK IS QUOTED ON THE OVER-THE-COUNTER ELECTRONIC BULLETIN BOARD UNDER THE SYMBOL "DLTM". AT THE TIME OF OUR FORMATION, COMPANIES WITH INTERNET BASED BUSINESSES WERE TREATED FAVORABLY IN THE CAPITAL MARKETS. DURING THE 12 MONTHS PRECEDING THE DATE OF THIS REPORT, THE MARKET FOR THE STOCK OF INTERNET BASED BUSINESSES HAS DETERIORATED SUBSTANTIALLY. MANY COMPANIES WITH INTERNET BASED BUSINESSES HAVE SIMPLY GONE OUT OF BUSINESS BECAUSE THEY WERE NOT ABLE TO GENERATE SUFFICIENT REVENUES AND WERE UNABLE TO RAISE ADDITIONAL CAPITAL.

                  WE BELIEVE THE MARKET DECLINE FOR COMPANIES WITH INTERNET BASED BUSINESSES HAS ADVERSELY IMPACTED OUR ABILITY TO RAISE THE FUNDS NECESSARY TO SUPPORT OUR INTENDED OPERATIONS. FROM INCEPTION THROUGH DECEMBER 31, 2000, WE RAISED A LIMITED AMOUNT OF CAPITAL ($10,750) THROUGH THE SALE OF OUR COMMON STOCK. AS OF THE DATE OF THIS REPORT, WE HAVE BEEN UNABLE TO SECURE ADDITIONAL FINANCING TO PURSUE OUR INITIAL BUSINESS PLAN. WHILE WE CONTINUE TO EXPLORE THE FEASIBILITY OF IMPLEMENTING OUR ORIGINAL BUSINESS PLAN, GIVEN OUR LACK OF SUCCESS AT SECURING SUFFICIENT FINANCING TO DEVELOP AN INTERNET BASED MORTGAGE BUSINESS, WE BELIEVE IT IS IN THE BEST INTERESTS OF US AND OUR SHAREHOLDERS TO CONSIDER OTHER BUSINESS OPPORTUNITIES. ADDITIONALLY, WE BELIEVE IT MAY BE NECESSARY TO ACQUIRE ANOTHER BUSINESS TO PREVENT HAVING TO CEASE OPERATIONS. AS OF THE DATE OF THIS REPORT, WE ARE FOCUSING OUR EFFORTS ON IDENTIFYING SUCH A BUSINESS. WE HAVE ENGAGED IN PRELIMINARY DISCUSSIONS WITH PARTIES ABOUT ACQUIRING ANOTHER BUSINESS, OR BEING ACQUIRED BY ANOTHER BUSINESS, BUT AS OF THE DATE OF THIS REPORT, WE HAVE NOT ENTERED INTO ANY AGREEMENTS RELATING TO ANY SUCH
                  ACQUISITIONS...." [Emphasis supplied.]

     MR. JAMES PLATEK, DELTA MUTUAL, INC.                      PAGE 2 OF 3

         Accordingly, the accompanying revised report should be presented in place of the original report, and the Firm hereby grants its consent to the inclusion of this revised report in the Form 10KSB.


                                                  Sincerely,



                                                  /s/Daniel J. Baier
                                                  Daniel J. Baier


Daniel J. Baier, CPA, P.C. o 2541 Monroe Avenue o Suite 304 o Rochester, New York 14618 o (716) 271-4550

                                               2541 Monroe Avenue o Suite 306
                                                  Rochester, New York  14618
DANIEL J. BAIER, CPA, P.C.                              (716) 271-4550
================================================================================
Certified Public Accountant o Business and Financial Advisory Services

           To the Shareholders of Delta Mutual, Inc.

           I have audited the accompanying balance sheet of Delta Mutual, Inc. as of December 31, 1999, and the related statements of loss, cash flows and shareholders' equity for the period since inception (November 17, 1999) then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

           I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

           In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Delta Mutual Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

           The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development stage enterprise whose business purpose is to develop as an "online" mortgage company, catering specifically to the needs of households with substandard credit by offering first and second mortgages as well as home equity lines of credit. The Company is pursuing other business opportunities as it has been unable to implement its mortgage business. As more fully explained in Note 1 of the financial statements, the Company needs to obtain additional financing to fulfill its developmental activities and achieve a level of sales adequate to support its cost structure. These uncertainties raise substantial doubt about the Company's ability to continue as a going concern. Management's plans are also described in Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties should the Company be unable to continue as a going concern.


                                          /s/Daniel J. Baier
                                          Daniel J. Baier, CPA, P.C.
                                          Rochester, NY
                                          February 22, 2000
                                          (except for Note 1, for which
                                           the date is April 16, 2001)

                                DELTA MUTUAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET

                                     ASSETS

                                                                              December 31,
                                                                      --------------------------
                                                                          2000          1999
                                                                      ------------   -----------

Current Assets:
    Cash                                                              $       421    $    5,383
                                                                      ------------   -----------

         TOTAL ASSETS                                                 $       421    $    5,383
                                                                      ============   ===========

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
    Accounts payable and accrued expenses                             $    23,538    $    2,714
    Loan from stockholder                                                   4,950         4,950
                                                                      ------------   -----------
         Total Liabilities                                                 28,488         7,664
                                                                      ------------   -----------

Stockholders' Deficiency:
    Common stock $0.0001 par value - authorized
      20,000,000 shares; 557,000 and 485,000
      shares issued and outstanding                                            56            49
    Additional paid-in-capital                                             10,694         3,501
    Deficit accumulated during
      the development stage                                               (38,817)       (5,831)
                                                                      ------------   -----------
         Total Stockholders' Deficiency                                   (28,067)       (2,281)
                                                                      ------------   -----------

         TOTAL LIABILITIES AND
           STOCKHOLDERS' DEFICIENCY                                   $       421    $    5,383
                                                                      ============   ===========


                       See notes to financial statements.
                                      F-1

                                DELTA MUTUAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS

                                                                                               Period from
                                                                                            November 17, 1999
                                                            Years Ended December 31,       (Date of Formation)
                                                        -------------------------------          through
                                                             2000             1999           December 31, 2000
                                                        ---------------  --------------     --------------------

Costs and Expenses
    General and administrative
      expenses                                          $       32,986   $       5,831      $          38,817
                                                        ---------------  --------------     ------------------

    Net (loss)                                          $      (32,986)  $      (5,831)     $         (38,817)
                                                        ===============  ==============     ==================

    (Loss) per common share
      basic and diluted                                 $        (0.06)  $       (0.01)
                                                        ===============  ==============

    Weighted average number of
      common shares outstanding-
      basic and diluted                                        543,433         485,000
                                                        ===============  ==============


                       See notes to financial statements.
                                      F-2

                                DELTA MUTUAL, INC
                          (A DEVELOPMENT STAGE COMPANY)
                      STATEMENT of STOCKHOLDERS' DEFICIENCY

                                                                                               Deficit
                                                Number of                                    Accumulated
                                                  Common        Common        Paid in     During Development
                                                  Shares         Stock        Capital            Stage             Total
                                               ------------    ----------  -------------  -------------------  -------------
Balance at formation
    (November 17, 1999                                 -       $     -     $        -     $            -       $        -
Sale of common stock
    (at $0.0001 - $0.10 per share)                 485,000            49          3,501                               3,550
Deficit for the period from
    November 17, 1999
    (Date of formation) through
    December 31, 1999                                  -             -              -               (5,831)             -
                                               ------------    ----------  -------------  -----------------    -------------

Balance, December 31, 1999                         485,000            49          3,501             (5,831)          (2,281)

Sale of common stock
    (at $0.10 per share)                            72,000             7          7,193                               7,200

Net (loss)                                                                                         (32,986)             -
                                               ------------    ----------  -------------  -----------------    -------------

Balance, December 31, 2000                         557,000     $      56   $     10,694   $        (38,817)    $    (28,067)
                                               ============    ==========  =============  =================    =============



                       See notes to financial statements.
                                      F-3

                                DELTA MUTUAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS

                                                                                         Period
                                                                                    November 17, 1999
                                                      Years Ended December 31,     (Date of Formation)
                                                    ---------------------------         through
                                                        2000           1999         December 31, 2000
                                                    -----------   -------------    -------------------
Cash flows from operating activities:

    Net loss                                        $ (32,986)    $     (5,831)    $        (38,817)
    Changes in operating assets
    and liabilities:                                   20,824            2,714               23,538
                                                    -----------   -------------    -----------------
Net cash (used in) operating activities:              (12,162)          (3,117)             (15,279)
                                                    -----------   -------------    -----------------

Cash flows from financing activities:
    Proceeds from sale of common stock                  7,200            3,550               10,750
    Proceeds from officer                                   -            4,950                4,950
                                                    -----------   -------------    -----------------
    Net cash provided by
      financing activities                              7,200            8,500               15,700
                                                    -----------   -------------    -----------------

    Net increase (decrease) in cash                    (4,962)           5,383                  421
    Cash - Beginning of year                            5,383              -                    -
                                                    -----------   -------------    -----------------
    Cash - Ending of year                           $     421     $      5,383     $            421
                                                    ===========   =============    =================

    Supplementary information:
      Cash paid during year for:
         Interest                                   $     -       $        -
                                                    ===========   ============
         Income taxes                               $     285     $        -
                                                    ===========   ============

    Changes in operating assets and
      liabilities consists of:
      Increase in accounts payable
         and accrued expenses                       $  20,824     $      2,714
                                                    ===========   =============

                       See notes to financial statements.
                                      F-4

                                DELTA MUTUAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

1.       DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES

ORGANIZATION

         We were incorporated under the name Delta Mutual, Inc. on November 17, 1999 in the State of Delaware. From inception through December 31, 2000 the
Company has not yet commenced operations and no revenue has been derived. Accordingly, the Company is considered a development stage enterprise. We are a development stage company that intended to provide mortgage services through the Internet to the "sub-prime" market. The sub-prime market consists of borrowers having substandard credit. We intended to offer varied levels of mortgage and lending services by capitalizing on the popularity of the Internet based financial services companies. We believed both consumers and investors would be interested in our business plan and the services we intended to offer. We secured the domain name rights to the name deltamutual.com.

         The Company intends to raise capital to develop as an "online" mortgage company catering specifically to the needs of households with substandard credit by offering first and second mortgages as well as home equity lines of credit. The Company expects to handle all aspects of loan origination for the borrower and would also provide complete transaction services for sale in the secondary market. The intended services, offered principally through an internet web site.

         While we continue to explore the feasibility of implementing our original business plan, given our lack of success at securing sufficient financing to develop an Internet based mortgage business, we believe it is in the best interests of Delta and its shareholders to consider other business opportunities. Additionally, we believe it may be necessary to acquire another business to prevent having to cease operations. As of the date of this report, we are focusing our efforts on identifying such a business. We have engaged in preliminary discussions with parties about acquiring another business, or being acquired by another business, but as of the date of this report, we have not entered into any agreements relating to any such acquisitions.

         We do not intend to restrict our search to any specific business, industry, or geographical location and we may participate in a business venture of any kind or nature. We may seek business opportunities with entities that have recently commenced operations, or that wish to utilize the public marketplace in order to raise additional capital to expand into new products or markets, to develop a new product or service, or for other corporate purposes. We may acquire assets and establish wholly-owned subsidiaries in various businesses or acquire existing businesses as subsidiaries. Therefore, we have virtually unlimited discretion to search for and enter into negotiations with potential business opportunities. It is impossible to predict at this time the status of any business in which we may become engaged, in that such business may need to seek additional capital, may desire to have its shares publicly traded, or may seek other perceived advantages which we offer.

NATURE OF BUSINESS AND LIQUIDITY

         The Company's financial statements for the year ended December 31, 2000 have been prepared on a going concern basis which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business. Management recognizes that the Company's continued existence is dependent upon its ability to obtain needed working capital through additional equity and/or debt financing and the commencement of its planned principal operations.

         The Company's business is subject to most of the risks inherent in the establishment of a new business enterprise. The likelihood of success of the Company must be considered in light of the expenses, difficulties, delays and unanticipated challenges encountered in connection with the formation of a new business, raising operating and development capital, and the marketing of a new product.

         The Company presently does not have sufficient liquid assets to finance its anticipated funding needs and obligations. If fundraising activities are not successfully completed, the Company may not be able to meet its obligations as they become due and, accordingly, may not be able to continue its business operations as presently anticipated.

         Management is actively seeking additional capital to ensure the continuation of its development activities. However, there is no assurance that additional capital will be obtained. These uncertainties raise substantial doubt about the ability of the Company to continue as a going concern.

USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

LOSS PER COMMON SHARE

         Basic and diluted loss per common share are computed by dividing the net loss by the weighted average number of common shares outstanding during the year. Diluted earnings per common share are computed by dividing net earnings
(loss) by the weighted average number of common shares and potential common shares outstanding during the year.

FAIR VALUE OF FINANCIAL INSTRUMENTS

         For financial instruments including cash, accounts payable and accrued expenses, it was assumed that the carrying amount approximated fair value because of the short maturities of such instruments.

INCOME TAXES

         At December 31, 2000 the Company has a net operating loss ("NOL") carryforward of approximately $38,900 for financial reporting purposes and zero for tax purposes. The difference between financial reporting and tax purposes results from temporary differences caused by capitalization of start-up expenditures for tax purposes as required by Internal Revenue Code Section 195. The Company has not reflected any benefit of such net operating loss carryforward in the accompanying financial statements in accordance with Financial Accounting Standards Board Statement No. 109 as the realization of this deferred tax benefit is not more than likely.


NEW FINANCIAL ACCOUNTING STANDARDS

         In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements". SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The Company adopted the provisions of SAB 101 during the fourth quarter ended
December 31, 2000. Such adoption has not resulted in a material impact on the Company's consolidated results of operations, financial position or cash flows.

         In March, 2000, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 44 (FIN No. 44), Accounting for Certain Transactions Involving Stock Compensation - an interpretation of APB 25. FIN No. 44 clarifies
(i) the  definition  of  employees  for purposes of applying APB Opinion No. 25,
(ii) the criteria for determining whether a plan qualifies as a noncompensatory plan, (iii) the accounting consequences of various modifications to the terms of a previously fixed stock option or award, and (iv) the accounting for an exchange of stock compensation awards in a business combination. FIN No. 44 was effective July 1, 2000. This standard has not had a significant impact on the Company's results of operations, financial position or cash flows.

2. - COMMON STOCK

         The Company has a single class of Common Stock with a par value of $0.0001 per share. There are 20 million shares authorized, and at December 31, 2000 and 1999, respectively, 557,000 and 485,000 shares were issued and outstanding. The president of the Company purchased 300,000 shares in November of 1999.

         Such shares were issued without registration in reliance on an exemption in federal securities laws that permit issuance of stock up to $1 million without registration of the securities.

3. - RELATED PARTY TRANSACTIONS

         In connection with the initial capitalization of the Company, its principal stockholder loaned the Company $4,950. The loan payable to the officer/stockholder at December 31, 2000 and 1999 was $4,950. Interest is accrued at 10%. For the period ended December 31, 2000 and 1999, interest of $30 and $14 has been accrued on this loan.

         As described in Note 2, the president of the Company purchased 300,000 shares in November of 1999.

                                   APPENDIX D

                                   FORM 10-QSB

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         For the quarterly period ended September 30, 2001

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        For the transition period from ____________ to _________________

                        Commission File Number 000-30563

                               DELTA MUTUAL, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                     14-1818394
    (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                   Identification No.)

        1730 RHODE ISLAND AVENUE N.W., SUITE 312, WASHINGTON, D.C. 20036
                                 (202) 408-1155
             (Address and telephone number, including area code, of
                    registrant's principal executive office)



         (Former name, former address and former fiscal year, if changed since last report)

      Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

YES  X         NO
    ---           ---

      Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

      At October 23, 2001 there were 557,000 shares of Common Stock, $.0001 par value, outstanding.

                               DELTA MUTUAL, INC.

                                      INDEX

                                                                          Page

Part I.  Financial Information                                              1

  Item 1.         Financial Statements

                  Balance Sheets as of September 30,
                   2001 (unaudited) and December 31, 2000                   2

                  Statements of Operations for the Nine Months
                   and Three Months Ended September 30, 2001
                   and 2000 (unaudited) and the Period
                   November 17, 1999 (Date of Formation) through
                   September 30, 2001                                       3

                  Statements of Cash Flows for the Nine Months
                   Ended September 30, 2001 and 2000 (unaudited)
                   and the Period November 17, 1999 (Date of
                   Formation) through September 30, 2001                    4

                  Notes to Condensed Financial Statements
                  (unaudited)                                             5 - 8

  Item 2.         Management's Discussion and Analysis
                   or Plan of Operations                                  9 - 11

Part II. Other Information

  Item 1.         Legal Proceedings                                         12
  Item 2.         Changes in Securities                                     12
  Item 3.         Defaults upon Senior Securities                           12
  Item 4.         Submission of Matters to a Vote of Security Holders       12
  Item 5.         Other Information                                         12
  Item 6.         Exhibits and Reports on Form 8-K                          13

Signatures                                                                  14

PART I.  FINANCIAL INFORMATION

         Item 1.  Financial Statements

                  Certain information and footnote disclosures required under generally accepted accounting principles have been condensed or omitted from the following financial statements pursuant to the rules and regulations of the Securities and Exchange Commission. It is suggested that the following condensed financial statements be read in conjunction with the year-end financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

                  The results of operations for the nine months ended September 30, 2001, are not necessarily indicative of the results to be expected for the entire fiscal year or for any other period.

                                DELTA MUTUAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET

                                     ASSETS

                                                                                         September 30,  December 31,
                                                                                         ---------------------------
                                                                                             2001           2000
                                                                                         ------------   ------------
                                                                                          (unaudited)
Current Assets:
    Cash                                                                                 $     11,671   $        421
                                                                                         ------------   ------------

         TOTAL ASSETS                                                                    $     11,671   $        421
                                                                                         ============   ============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
    Accounts payable and accrued expenses                                                $      2,265   $     23,538
    Due to Enterprise Solutions, Inc.                                                          54,414   $       --
    Loan from stockholder                                                                      27,578          4,950
                                                                                         ------------   ------------
         Total Liabilities                                                                     84,257         28,488
                                                                                         ------------   ------------

Stockholders' Deficiency:
    Common stock $0.0001 par value - authorized
      20,000,000 shares; 557,000
      shares issued and outstanding                                                                56             56
    Additional paid-in-capital                                                                 20,688         10,694
    Deficit accumulated during
      the development stage                                                                   (93,330)       (38,817)
                                                                                         ------------   ------------
         Total Stockholders' Deficiency                                                       (72,586)       (28,067)
                                                                                         ------------   ------------

         TOTAL LIABILITIES AND
           STOCKHOLDERS' DEFICIENCY                                                      $     11,671   $        421
                                                                                         ============   ============


                       See notes to financial statements.

                                DELTA MUTUAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                                                                                    Period from
                                                                                                                 November 17, 1999
                                       Nine Months Ended September 30,      Three Months Ended September 30,    (Date of Formation)
                                      ----------------------------------   ----------------------------------        through
                                            2001               2000             2001               2000         September 30, 2001
                                      ---------------    ---------------   ---------------    ---------------   ------------------

Costs and Expenses
    General and administrative
      expenses                        $        54,513    $        23,858   $        28,721    $        17,263   $           93,330
                                      ---------------    ---------------   ---------------    ---------------   ------------------

    Net (loss)                        $       (54,513)   $       (23,858)  $       (28,721)   $       (17,263)  $          (93,330)
                                      ---------------    ---------------   ---------------    ---------------   ------------------

    (Loss) per common share
      basic and diluted               $         (0.10)   $         (0.05)  $         (0.05)   $         (0.03)
                                      ===============    ===============   ===============    ===============

    Weighted average number of
      common shares outstanding-
      basic and diluted                       557,000            531,124           557,000            557,000
                                      ===============    ===============   ===============    ===============


                       See notes to financial statements.

                                DELTA MUTUAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                                   (Unaudited)

                                                                                               Period
                                                                                          November 17, 1999
                                                   Nine Months Ended September 30,       (Date of Formation)
                                                 -----------------------------------           through
                                                       2001                2000           September 30, 2001
                                                 ---------------     ---------------     --------------------
Cash flows from operating activities:

    Net loss                                     $       (54,513)    $       (23,858)    $            (93,330)
    Changes in operating assets
    and liabilities:                                     (21,229)             16,686                    2,309
                                                 ---------------     ---------------     --------------------
Net cash (used in) operating activities:                 (75,742)             (7,172)    $            (91,021)
                                                 ---------------     ---------------     --------------------

Cash flows from financing activities:
    Proceeds from sale of common stock                      --                 7,200                   10,750
    Proceeds from officer                                 32,578                --                     42,478
    Proceeds from loans                                  494,414                --                    494,414
    Payment of loan                                     (440,000)                                    (440,000)
    Payment to officer                                      --                (4,950)                  (4,950)
                                                 ---------------     ---------------     --------------------
    Net cash provided by
      financing activities                                86,992               2,250                  102,692
                                                 ---------------     ---------------     --------------------

    Net increase (decrease) in cash                       11,250              (4,922)                  11,671
    Cash - Beginning of period                               421               5,382                     --
                                                 ---------------     ---------------     --------------------
    Cash - End of period                         $        11,671     $           460     $             11,671
                                                 ===============     ===============     ====================

    Non-cash financing activities:
     Conversion of debt to paid-in capital       $          --       $          --       $              4,994
                                                 ===============     ===============     ====================

    Supplementary information:
      Cash paid during year for:
         Interest                                $          --       $            50
                                                 ===============     ===============
         Income taxes                            $          --       $           425
                                                 ===============     ===============

    Changes in operating assets and
      liabilities consists of:
      Increase (decrease) in accounts
         payable and accrued expenses            $       (21,229)    $        16,668
                                                 ===============     ===============

                       See notes to financial statements.

                                DELTA MUTUAL INC.
                          (A DEVELOPMENT STAGE COMPANY)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1. ORGANIZATION

       The balance sheet as of September 30, 2001, and the statements of operations and cash flows for the nine months ended September 30, 2001 and 2000 have been prepared by Delta Mutual, Inc. and are unaudited. In the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for all periods presented have been made. The information for December 31, 2000 was derived from audited financial statements.

2. BASIS OF PRESENTATION

       The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company's primary planned activities intended to provide mortgage services through the Internet to the "sub-prime" market. The sub-prime market consists of borrowers having substandard credit. The Company intended to offer varied levels of mortgage and lending services by capitalizing on the popularity of the Internet based financial services companies. At September 30, 2001, operations had not yet commenced and no revenue has been derived; accordingly, the Company is considered a development stage enterprise. There is no assurance the Company will achieve a profitable level of operation.

       On May 11, 2001, the Company entered into an Agreement of Sale (the "Agreement") with Enterprises Solutions, Inc. ("ESI"). Pursuant to the Agreement, the Company shall acquire substantially all of the assets of ESI in exchange for approximately 10,500,000 shares of the Company's common stock.

       The Company presently does not have sufficient liquid assets to finance its anticipated funding needs and obligations or to proceed with the acquisition of Enterprises Solutions, Inc. The Company's continued existence and completion of the Enterprises Solutions, Inc. transaction is dependent upon its ability to obtain needed working capital through additional equity and/or debt financing. Management is actively seeking additional capital to ensure the continuation of its operations and to complete this acquisition. However, there is no assurance that additional capital will be obtained. These uncertainties raise substantial doubt about the ability of the Company to continue as a going concern.

       The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

3. AGREEMENT OF SALE

       In May 2001, Delta and ESI entered into an agreement whereby ESI will sell its assets to Delta for 1.2676 newly issued Delta common shares for each common share of ESI outstanding. Delta is then expected to pay all of ESI's remaining liabilities. ESI will then be liquidated in accordance with the Plan of Liquidation and Dissolution. Approximately 10,500,000 shares of Delta are expected to be issued to ESI shareholders. In short, ESI shareholders will hold approximately 95% of the total issued and outstanding shares of Delta after the transaction. Also, the continuing business of the new entity will be that of ESI. For these reasons, this transaction is considered to be a merger and will be accounted for as if ESI were the surviving entity.

       Although the transaction documents refer to Delta as purchasing the net assets of ESI, the transaction for accounting purposes is considered a merger between two companies. As a result, the net assets of ESI are not revalued but are carried over to the new entity at their net asset values as reflected on ESI's books pre merger. Delta will record the transaction at the par value of the newly issued stock and adjust the additional paid-in capital account for the par value of ESI's retired stock and the elimination of Delta's deficit.

       The Agreement is conditioned on the effectiveness of the registration statement required to be filed with the Securities and Exchange Commission for the Acquisition, approval of the sale of substantially all of the assets of ESI as part of the Acquisition transaction by the stockholders of ESI, and on the approval by the stockholders of the Company of the recapitalization. Following the recapitalization, the Company will have an authorized capitalization of 100,000,000 shares of common stock and 5,000,000 shares of preferred stock.

       The following consolidated pro forma condensed statements of operations for the three months ended September 30, 2001 and 2000 give effect to the transaction as if it occurred on January 1, 2000.

                                         Nine Months Ended September 30,        Three Months Ended September 30,
                                       -----------------------------------     -----------------------------------
                                             2001                2000                2001                2000
                                       ---------------     ---------------     ---------------     ---------------

Revenue                                $          --       $          --       $          --       $          --
Total operating costs and expenses     $     2,506,560     $     3,106,497     $       727,866     $       976,466
Net (loss)                             $    (2,435,435)    $     3,028,094     $      (710,516)    $      (929,062)
Net (loss) per common share
  -basic and diluted                   $         (0.22)    $         (0.27)    $         (0.06)    $         (0.08)
Weighted average number of
  common shares outstanding
  -basic and diluted                        11,057,000          11,031,124          11,057,000          11,057,000
                                       ===============     ===============     ===============     ===============

4. LOSS PER SHARE

       Basic loss per common share is computed using the weighted average number of common shares outstanding during the period. Diluted earnings per common share are computed using the weighted average number of common shares and potential common shares outstanding during the period. During the nine months ended September 30, 2001 and 2000, potential common shares were not used in the computation of diluted loss per common share as their effect would be antidilutive.

5. COMMON STOCK

       The Company has a single class of Common Stock with a par value of $0.0001 per share. At September 30, 2001, 557,000 shares were issued and outstanding.

       Such shares were issued without registration in reliance on an exemption in federal securities laws that permit issuance of stock up to $1 million without registration of the securities.

6. RELATED PARTY TRANSACTIONS

       In connection with the initial capitalization of the Company, its former principal stockholder loaned the Company $4,950. Interest was accrued at 10%. The loan and accrued interest was capitalized as of March 31, 2001. In April, 2001 the new principal shareholder advanced the Company $32,578 to fund the Company's operations.

       In connection with the acquisition of ESI, the Company was advanced $494,414 and was repaid $440,000 as of September 30, 2001.

7. RECENT DEVELOPMENTS

       On April 20, 2001, Kelcon, Inc., a Delaware corporation purchased 450,000 shares of common stock, $.0001 par value from the officers of Delta Mutual Inc, effectively changing the ownership of the Company.

Item 2.    Management's Discussion and Plan of Operations

Forward Looking Statements

This Form 10-QSB contains Forward-Looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements consist of any statement other than a recitation of historical facts and can be identified by words such as "plan", "may", "expect", "anticipate", "estimate", "hopes", "believes", "continue", "intends", "seeks", "contemplates", "suggest", "envisions", or the negative thereof or other varieties thereof or comparable terminology. Actual results could differ materially from these Forward-Looking statements. In light of these risks and uncertainties, there can be no assurance that the Forward-Looking information contained in this Form 10-QSB will, in fact, occur. Delta does not undertake any obligation to revise these Forward-Looking statements to reflect future events or circumstances and other factors discussed elsewhere in this Form 10-QSB and the documents filed or to be filed by Delta with the SEC.

Plan of Operation

   The Company is in the initial stages of startup and is exploring the feasibility of raising sufficient capital to implement its business plan. The Company has been in the development stage since inception (November 17, 1999).

   The Company has registered its class of common stock on a Form 10-SB registration statement filed pursuant Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act").

   The Company has limited capital and is unable to commence the operations described in its business plan until it raises equity or debt funding. At the present time, the Company has not commenced operations or any activities beyond the planning stage.

   The Company has incurred, and will continue to incur, expenses relating to its operations. Specifically, as long as the Company is required to file reports under the Exchange Act, the Company will continue to incur accounting and legal fees relating to these filings. The Company enjoys the non-exclusive use of office, telecommunication and incidental supplies of stationary, provided by its officers. As of the date of this report, the Company has not generated any revenues.

In May 2001, Delta and ESI entered into an agreement whereby ESI will sell its assets to Delta for 1.2676 newly issued Delta common shares for each common share of ESI outstanding. Delta is then expected to pay all of ESI's remaining liabilities. ESI will then be liquidated in accordance with the Plan of Liquidation and Dissolution. Approximately 10,500,000 shares of Delta are expected to be issued to ESI shareholders. In short, ESI shareholders will hold approximately 95% of the total issued and outstanding shares of Delta after the transaction. Also, the continuing business of the new entity will be that of ESI. For these reasons, this transaction is considered to be a merger and will be accounted for as if ESI were the surviving entity.

Although the transaction documents refer to Delta as purchasing the net assets of ESI, the transaction for accounting purposes is considered a merger between two companies. As a result, the net assets of ESI are not revalued but are carried over to the new entity at their net asset values as reflected on ESI's books pre merger. Delta will record the transaction at the par value of the newly issued stock and adjust the additional paid-in capital account for the par value of ESI's retired stock and the elimination of Delta's deficit.

   The Company must rely upon loans and investments from affiliates to pay its operating expenses. There are no assurances that such affiliates will continue to advance funds to the Company or will continue to invest in the Company's securities. In the event the Company is unable to obtain additional capital or funding it may be unable to pursue its business plan.

   Once the Company completes its business planning and commences acquiring the assets and resources necessary to execute its business plan, the Company will need additional funding. No significant cash or funds are expected to be required for the Company to complete its business planning.

Liquidity

   At September 30, 2001, the Company had a working capital deficit of $72,586 compared to a working capital deficit of $28,067 at December 31, 2000. The decrease in working capital is the result of the net loss incurred during the nine months ended September 30, 2001.

Results of Operations

Nine Months Ended September 30, 2001 compared to
  Nine Months Ended September 30, 2000

   General and administrative expenses increased from $23,858 for the nine months ended September 30, 2000 to $54,513 for the nine months ended September 30, 2001. The Company attributes this increase primarily to an increase in professional fees.



Three Months Ended September 30, 2001 compared to
  Three Months Ended September 30, 2000

   General and administrative expenses increased from $17,263 for the three months ended September 30, 2000 to $28,721 for the three months ended September 30, 2001. The Company attributes this increase primarily to an increase in professional fees.

PART II - OTHER INFORMATION

         ITEM 1.  LEGAL PROCEEDINGS

                  There are no legal proceedings against the Company and the Company is unaware of such proceedings contemplated against it.

         ITEM 2.  CHANGES IN SECURITIES

                  Not applicable.

         ITEM 3.  DEFAULTS UPON SENIOR SECURITIES

                  Not applicable.

         ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                  Not applicable.

         ITEM 5.  OTHER INFORMATION

                  Not applicable

         ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

         (a)      Exhibits:

                  Not applicable

         (b)      None

                  There were no Current Reports on Form 8-k filed by the registrant during the quarter ended September 30, 2001.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               DELTA MUTUAL, INC.


                                               BY: /s/ Kenneth Martin
                                                   -----------------------------
                                                   Kenneth Martin
                                                   Principal Financial and
                                                   Chief Accounting Officer



Dated:  November 8, 2001